Exhibit 4.2

EXECUTION VERSION

FIRST SUPPLEMENTAL INDENTURE

among

THE J. M. SMUCKER COMPANY,

as Issuer

EACH OF THE GUARANTORS PARTY HERETO,

as Guarantors and

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

Dated as of March 20, 2015

Supplemental to Indenture for Senior Debt Securities

Dated as of March 20, 2015

$500,000,000 1.750% Notes due 2018

$500,000,000 2.500% Notes due 2020

$400,000,000 3.000% Notes due 2022

$1,000,000,000 3.500% Notes due 2025

$650,000,000 4.250% Notes due 2035

$600,000,000 4.375% Notes due 2045

TABLE OF CONTENTS

		PAGE
ARTICLE 1
SCOPE OF SUPPLEMENTAL INDENTURE; GENERAL

Section 1.01.	Scope of Supplemental Indenture; General	2
Section 1.02.	Terms of Notes	3

ARTICLE 2
CERTAIN DEFINITIONS

Section 2.01.	Certain Definitions	5
Section 2.02.	Rules of Construction	12
Section 2.03.	Interpretation	12

ARTICLE 3
COVENANTS

Section 3.01.	Change of Control Triggering Event	12
Section 3.02.	Applicability of Covenants Contained in the Base Indenture	14
Section 3.03.	Future Guarantors	14

ARTICLE 4
THE NOTES

Section 4.01.	Form and Dating	14
Section 4.02.	Transfer and Exchange	16
Section 4.03.	Definitive Notes	26

ARTICLE 5
REDEMPTION

Section 5.01.	Optional Redemption	27
Section 5.02.	Applicability of Sections of the Base Indenture	27
Section 5.03.	Special Mandatory Redemption	27

ARTICLE 6
DEFEASANCE

Section 6.01.	Defeasance	28

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ARTICLE 7
SUBSIDIARY GUARANTEES

Section 7.01.	Guarantees	28
Section 7.02.	Continuing Guarantee	29
Section 7.03.	Release of Guarantee	29
Section 7.04.	Notation Not Required	30
Section 7.05.	Waiver of Subrogation	30
Section 7.06.	Execution and Delivery of Guarantees	31
Section 7.07.	Notices	31

ARTICLE 8
INTERCREDITOR AGREEMENT

Section 8.01.	Joinder to the Intercreditor Agreement	31
Section 8.02.	Duties of the Trustee Under the Intercreditor Agreement	32
Section 8.03.	Indemnification of the Trustee	32
Section 8.04.	Invalidated Payments Under the Intercreditor Agreement	32

ARTICLE 9
EVENTS OF DEFAULT

ARTICLE 10
MODIFICATION AND WAIVER

Section 10.01.	Mandatorily Redeemable Notes	32
Section 10.02.	Change of Control Triggering Event	33

ARTICLE 11
MISCELLANEOUS

Section 11.01.	Ratification of Base Indenture	33
Section 11.02.	Trustee Not Responsible for Recitals	33
Section 11.03.	New York Law to Govern	33
Section 11.04.	Counterparts	33
Section 11.05.	Effect of Headings	33

EXHIBIT A-1.	Form of 2018 Note
EXHIBIT A-2.	Form of 2020 Note
EXHIBIT A-3.	Form of 2022 Note
EXHIBIT A-4.	Form of 2025 Note
EXHIBIT A-5.	Form of 2035 Note
EXHIBIT A-6.	Form of 2045 Note
EXHIBIT B.	Form of Supplemental Indenture in Respect of Guarantees
EXHIBIT C.	Form of Joinder and Acknowledgment to the Intercreditor Agreement

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FIRST SUPPLEMENTAL INDENTURE, dated as of March 20, 2015 (this “First Supplemental Indenture”), by and among THE J. M. SMUCKER COMPANY, an Ohio corporation (the “Company”), the GUARANTORS (as defined herein) and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (as defined in the Indenture, the “Trustee”), to the Indenture, dated as of March 20, 2015 (the “Base Indenture” and, as supplemented by this First Supplemental Indenture, the “Indenture”), by and between the Company and the Trustee.

RECITALS:

WHEREAS, the Company has duly authorized the execution and delivery of the Base Indenture to provide for the issuance from time to time of the Company’s unsecured debentures, notes, or other evidences of indebtedness (as defined in the Indenture, the “Securities”), to be issued in one or more series;

WHEREAS, Section 9.01 of the Base Indenture permits the Company and the Trustee to enter into indentures supplemental to the Base Indenture to establish the form and terms of any series of Securities as provided by Section 3.01 of the Base Indenture;

WHEREAS, the Company desires and has requested the Trustee to join it in the execution and delivery of this First Supplemental Indenture in order to establish and provide for the issuance by the Company of each of the following new series of Securities: 1.750% Notes due 2018 (the “2018 Notes”), 2.500% Notes due 2020 (the “2020 Notes”), 3.000% Notes due 2022 (the “2022 Notes”), 3.500% Notes due 2025 (the “2025 Notes”), 4.250% Notes due 2035 (the “2035 Notes”) and 4.375% Notes due 2045 (the “2045 Notes” and together with the 2018 Notes, the 2020 Notes, the 2022 Notes, the 2025 Notes and the 2035 Notes, the “Notes”), on the terms set forth herein;

WHEREAS, the Company now wishes to issue Notes in an initial aggregate principal amount of $3,650,000,000;

WHEREAS, the conditions set forth in the Indenture for the execution and delivery of this First Supplemental Indenture have been complied with; and

WHEREAS, all things necessary to make this First Supplemental Indenture a valid agreement of the Company and the Trustee, in accordance with its terms, and a valid supplement to the Base Indenture have been done;

NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

In consideration of the purchase and acceptance of the Notes by the Holders thereof, the Company mutually covenants and agrees with the Trustee, for the equal and ratable benefit of the Holders of the Notes, as follows:

ARTICLE 1

SCOPE OF SUPPLEMENTAL INDENTURE; GENERAL

Section 1.01. Scope of Supplemental Indenture; General. This First Supplemental Indenture supplements and, to the extent inconsistent therewith, replaces the provisions of the Base Indenture, to which provisions reference is hereby made.

The changes, modifications and supplements to the Base Indenture effected by this First Supplemental Indenture shall be applicable only with respect to, and govern the terms of, the Notes (which shall be initially in the aggregate principal amount set forth below) and shall not apply to any other Securities that have been or may be issued under the Indenture unless a supplemental indenture with respect to such other Securities specifically incorporates such changes, modifications and supplements. Pursuant to this First Supplemental Indenture, there is hereby created and designated the following series of Securities under the Indenture: the “1.750% Notes due 2018”, the “2.500% Notes due 2020”, the “3.000% Notes due 2022”, the “3.500% Notes due 2025”, the “4.250% Notes due 2035” and the “4.375% Notes due 2045”. The Notes shall be in the form of Exhibit A-1, A-2, A-3, A-4, A-5 and A-6 hereto, as applicable, the terms of which are incorporated herein by reference.

The CUSIP and ISIN numbers for each series of Notes, issued pursuant to Rule 144A and Regulation S, respectively, are as set forth below:

Notes issued pursuant to Rule 144A:

2018 Notes	CUSIP: 832696 AC2	ISIN: US832696AC27

2020 Notes	CUSIP: 832696 AE8	ISIN: US832696AE82

2022 Notes	CUSIP: 832696 AG3	ISIN: US832696AG31

2025 Notes	CUSIP: 832696 AJ7	ISIN: US832696AJ79

2035 Notes	CUSIP: 832696 AL2	ISIN: US832696AL26

2045 Notes	CUSIP: 832696 AN8	ISIN: US832696AN81

Notes issued pursuant to Regulation S:

2018 Notes	CUSIP: U8342L AA8	ISIN: USU8342LAA80

2020 Notes	CUSIP: U8342L AB6	ISIN: USU8342LAB63

2022 Notes	CUSIP: U8342L AC4	ISIN: USU8342LAC47

2025 Notes	CUSIP: U8342L AD2	ISIN: USU8342LAD20

2035 Notes	CUSIP: U8342L AE0	ISIN: USU8342LAE03

2045 Notes	CUSIP: U8342L AF7	ISIN: USU8342LAF77

Section 1.02. Terms of Notes. The information applicable to the Notes required pursuant to Section 3.01 of the Base Indenture is as follows:

(1)	the title of the Notes shall be (i) a series of Securities designated the “1.750% Notes due 2018”, (ii) a series of Securities designated the “2.500% Notes due 2020”, (iii) a series of Securities designated the “3.000% Notes due 2022”, (iv) a series of Securities designated the “3.500% Notes due 2025”, (v) a series of Securities designated the “4.250% Notes due 2035” and (vi) a series of Securities designated the “4.375% Notes due 2045”;

(2)	The 1.750% Notes due 2018 will be initially issued in an aggregate principal amount of $500,000,000, the 2.500% Notes due 2020 will be initially issued in an aggregate principal amount of $500,000,000, the 3.000% Notes due 2022 will be initially issued in an aggregate principal amount of $400,000,000, the 3.500% Notes due 2025 will be initially issued in an aggregate principal amount of $1,000,000,000, the 4.250% Notes due 2035 will be initially issued in an aggregate principal amount of $650,000,000 and the 4.375% Notes due 2045 will be initially issued in an aggregate principal amount of $600,000,000. The aggregate principal amount of the Notes of each series is not limited hereby;

(3)	the issue date of the Notes shall be March 20, 2015;

(4)	the 2018 Notes will mature on March 15, 2018; the 2020 Notes will mature on March 15, 2020; the 2022 Notes will mature on March 15, 2022; the 2025 Notes will mature on March 15, 2025; the 2035 Notes will mature on March 15, 2035; and the 2045 Notes will mature on March 15, 2045;

(5)	principal and interest of the Notes are payable at the office or agency of the Trustee maintained for that purpose in St. Paul, Minnesota;

(6)	the 2018 Notes will be issued at an issuance price of 99.850%; the 2020 Notes will be issued at an issuance price of 99.572%; the 2022 Notes will be issued at an issuance price of 99.557%; the 2025 Notes will be issued at an issuance price of 99.975%; the 2035 Notes will be issued at an issuance price of 99.627%; and the 2045 Notes will be issued at an issuance price of 98.310%;

(7)

the 2018 Notes will bear interest at a rate of 1.750% per annum; the 2020 Notes will bear interest at a rate of 2.500% per annum; the 2022 Notes will bear interest at a rate of 3.000% per annum; the 2025 Notes will bear interest at a rate of 3.500% per annum; the 2035 Notes will bear interest at a rate of 4.250% per annum; and the 2045 Notes will bear interest at a rate of 4.375% per annum;

(8)	the date from which interest shall accrue and the Interest Payment Dates on which interest shall be payable will be as set forth in the form of Note attached hereto;

(9)	not applicable;

(10)	the Notes will be redeemable in whole or in part, at the Company’s option at any time and from time to time at the Redemption Price and on the terms set forth in Article 5 below;

(11)	the Mandatorily Redeemable Notes will be redeemable pursuant to the special mandatory redemption at the special mandatory redemption price and on the terms set forth in Article 5 of this First Supplemental Indenture;

(12)	the Notes are to be issued initially in global form and deposited with or on behalf of the Depository;

(13)	the Notes will be issuable in minimum denomination of $2,000 and integral multiples of $1,000 in excess thereof;

(14)	not applicable;

(15)	interest on the Notes will be computed and paid on the basis of a 360-day year of twelve 30-day months;

(16)	the form and terms of the certificates, documents, and/or conditions relating to the issuance of the Securities in definitive form are as set forth in Article 4 of this First Supplemental Indenture;

(17)	not applicable;

(18)	not applicable;

(19)	not applicable;

(20)	not applicable;

(21)	each series of the Notes shall be subject to the terms of the Registration Rights Agreement, including the payment of additional interest in accordance with and subject to the terms thereof;

(22)	not applicable;

(23)	the depository for the Notes is the Depository and U.S. Bank National Association shall initially serve as the trustee, paying agent, registrar and custodian with respect to the Notes;

(24)	not applicable;

(25)	the Events of Default set forth in Article 5 of the Base Indenture and as set forth in Article 9 of this First Supplemental Indenture shall apply to the Notes;

(26)	the covenants set forth in Article 3 below and Article 10 of the Base Indenture shall apply to the Notes;

(27)	the provisions of the indenture relating to discharge and defeasance shall apply to the Notes, and the covenants subject to Covenant Defeasance shall include all covenants set forth in the Indenture as modified by this First Supplemental Indenture, except as noted in Section 4.03 of the Base Indenture; and

(28)	the provisions of this First Supplemental Indenture.

ARTICLE 2

CERTAIN DEFINITIONS

Section 2.01. Certain Definitions. The following definitions shall apply to the Notes. Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Base Indenture.

“2018 Notes” means the 1.750% Notes due 2018.

“2020 Notes” means the 2.500% Notes due 2020.

“2022 Notes” means the 3.000% Notes due 2022.

“2025 Notes” means the 3.500% Notes due 2025.

“2035 Notes” means the 4.250% Notes due 2035.

“2045 Notes” means the 4.375% Notes due 2045.

“Applicable Procedures” means, with respect to any transfer or transaction involving a Regulation S Global Note or beneficial interest therein, the rules and procedures of the Depository for such Global Note, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

“Acquisition Deadline” has the meaning set forth in Section 5.03.

“BAG Acquisition” means the acquisition of Blue Acquisition Group, Inc. pursuant to the BAG Merger Agreement.

“BAG Merger Agreement” means the Agreement and Plan of Merger (as amended, supplemented or otherwise modified from time to time in accordance with its terms) by and among BAG, SPF Holdings I, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, SPF Holdings II, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company , and for the limited purposes set forth in the BAG Merger Agreement, Blue Holdings I, L.P.

“Below Investment Grade Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date during the period commencing upon the first public announcement by the Company of any Change of Control (or pending Change of Control), and ending 60 days following consummation of such Change of Control (which trigger period will be extended following consummation of a Change of Control for so long as either of the Rating Agencies has publicly announced that it is considering the possible downgrade of the Notes, and a downgrade by each of the Rating Agencies that has made such an announcement would result in a Below Investment Grade Rating Event).

“Book-Entry Security” means a Note in the form prescribed in Section 4.01(c) evidencing all or part of a series of Notes, issued to the Depository for such series or its nominee, and registered in the name of such Depository or nominee.

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its subsidiaries; (2) the adoption of a plan relating to the Company’s liquidation or dissolution; (3) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any person becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s outstanding Voting Stock, measured by voting power rather than number of shares; provided that this clause (3) will not apply to acquisitions of capital stock by the Smucker Family so long as the acquisition by the Smucker Family of such capital stock will not result, directly or indirectly, in a “going private transaction” within the meaning of the Exchange Act; (4) the Company consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent company of the surviving person immediately after giving effect to such transaction; or (5) the first day on which a majority of the members of the Company’s Board of Directors cease to be Continuing Directors. Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control under clause (3) or (4) above if (i) the Company becomes a direct or indirect wholly owned subsidiary of a holding company or other Person and (ii) (A) the direct or indirect holders of the Voting Stock of such holding company or other Person immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company or other Person.

“Change of Control Offer” has the meaning ascribed to such term in Section 3.01 of this First Supplemental Indenture.

“Change of Control Payment” has the meaning ascribed to such term in Section 3.01 of this First Supplemental Indenture.

“Change of Control Payment Date” has the meaning ascribed to such term in Section 3.01 of this First Supplemental Indenture.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Clearstream” means Clearstream Banking, societe anonyme, Luxembourg.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date for the Notes, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Continuing Director” means, as of any date of determination, any member of the Company’s Board of Directors who (1) was a member of such Board of Directors on the date the Notes were issued or (2) was nominated for election, elected or appointed to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination, election or appointment (either by a specific vote or by approval of the Company’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Definitive Note” means a certificated Initial Note or certificated Exchange Note (bearing the Restricted Notes Legend if the transfer of such Note is restricted by applicable law) that does not include the Global Notes Legend.

“Depository” means The Depository Trust Company, its nominees and their respective successors.

“Domestic Subsidiary” means a Subsidiary that is not a Foreign Subsidiary.

“Euroclear” means Euroclear Bank S.A./N.V., as operator of the Euroclear System.

“End Date” has the meaning set forth in Section 5.03.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Notes” means the Notes of the Company issued in exchange for Initial Notes pursuant to the Indenture and this First Supplemental Indenture in connection with the Registered Exchange Offer.

“Excluded Subsidiary” means any Domestic Subsidiary (i) that owns no material assets (directly or through its Subsidiaries) other than equity interests of one or more Foreign Subsidiaries that are “controlled foreign corporations” within the meaning of Section 957 of the Code (“CFC”) or (ii) that is a direct or indirect subsidiary of a Foreign Subsidiary that is a CFC.

“Foreign Subsidiary” means a Subsidiary not organized or existing under the laws of the United States of America or any state thereof or the District of Columbia.

“Global Notes” has the meaning set forth in Section 4.01(b).

“Global Notes Legend” means the legend set forth in Section 4.02(e)(i) to this First Supplemental Indenture.

“Guarantee” has the meaning ascribed to such term in Section 7.01 of this First Supplemental Indenture.

“Guarantors” means, initially, J.M. Smucker LLC, an Ohio limited liability company, and The Folgers Coffee Company, a Delaware corporation, but subject to Section 7.03 and 7.06 hereof.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Initial Notes” means the Rule 144A Notes and the Regulation S Notes.

“Initial Purchasers” means J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated and the other initial purchasers listed on Schedule 1 to the Purchase Agreement.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies selected by the Company.

“Joinder to the Intercreditor Agreement” has the meaning set forth in Section 8.01.

“Mandatorily Redeemable Notes” means the 2025 Notes, the 2035 Notes and the 2045 Notes.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Notes” has the meaning ascribed to such term in the preamble of this First Supplemental Indenture.

“Notes Custodian” means the custodian with respect to a Global Note (as appointed by the Depository) or any successor person thereto, who will initially be the Trustee.

“Original Issue Date” means March 20, 2015.

“Participant” means members of, or participants in, the Depository.

“Primary Senior Indebtedness” means (a) indebtedness for money borrowed under the Company’s Third Amended and Restated Credit Agreement, dated as of September 6, 2013, among the Company, Smuckers Foods of Canada Corp., the guarantors from time to time parties thereto, the lenders from time to time parties thereto and Bank of Montreal, as administrative agent, the Company’s Term Loan Credit Agreement, dated as of March 2, 2015, among the Company, the guarantors from time to time parties thereto, the lenders from time to time parties thereto and Bank of America, N.A., as administrative agent and the Company’s 3.500% Notes due 2018, issued pursuant to that certain Indenture, dated as of October 18, 2011, among the Company and U.S. Bank National

Association, as Trustee, as supplemented by the First Supplemental Indenture, dated as of October 18, 2011, among the Company, the guarantors party thereto and U.S. Bank National Association, as Trustee and (b) any future credit, loan or borrowing facility or any indenture, note purchase agreement or similar agreement by the Company or any of its Subsidiaries providing, in each case, for the incurrence of indebtedness for money borrowed in a principal amount equal to or greater than $120,000,000.

“Primary Treasury Dealer” has the meaning set forth in the definition of “Reference Treasury Dealer”.

“Purchase Agreement” means the Purchase Agreement dated March 12, 2015, among the Company, the Guarantors and the Initial Purchasers.

“QIB” means a “qualified institutional buyer” as defined in Rule 144A.

“Rating Agencies” means each of Moody’s and S&P; provided, that if any of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the control of the Company, the Company may appoint a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act as a replacement agency for Moody’s or S&P, or either of them, as the case may be.

“Reference Treasury Dealer” means (1) each of J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of the foregoing ceases to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer and (2) any other Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m. New York time on the third Business Day preceding such Redemption Date.

“Registered Exchange Offer” means the offer by the Company, pursuant to the Registration Rights Agreement, to certain Holders of Initial Notes, to issue and deliver to such Holders, in exchange for their Initial Notes, a like aggregate principal amount of Exchange Notes registered under the Securities Act.

“Registration Rights Agreement” means the Registration Rights Agreement dated March 20, 2015, among the Company, the Guarantors and the Initial Purchasers.

“Regulation S” means Regulation S under the Securities Act.

“Regulation S Global Notes” has the meaning set forth in Section 4.01(b).

“Regulation S Notes” means all Notes offered and sold outside the United States in reliance on Regulation S.

“Restricted Notes Legend” means the legend set forth in Section 4.02(e)(i)

“Restricted Period” with respect to any Notes means the period of 40 consecutive days beginning on and including the later of (i) the day on which such Notes are first offered to persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S and (ii) the Original Issue Date with respect to such Notes.

“Rule 144A” means Rule 144A under the Securities Act.

“Rule 144A Global Notes” has the meaning set forth in Section 4.01(b).

“Rule 144A Notes” means all Notes offered and sold to QIBs in reliance on Rule 144A.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Securities Act” means the Securities Act of 1933, as amended.

“Shelf Registration Statement” means a registration statement filed by the Company in connection with the offer and sale of the Initial Notes pursuant to Section 2(b) of the Registration Rights Agreement.

“Smucker Family” means any of (i) Timothy P. Smucker, Richard K. Smucker, Susan Smucker Wagstaff and Marcella Smucker Clark, (ii) any member of the immediate family, heirs, legatees, descendants and blood relatives to the fifth degree of consanguinity of any individual mentioned in clause (i) and (iii) any trust (or other entity created for estate planning purposes) established for the benefit of any one or more of the individuals mentioned in clause (i), the members of their immediate families and the lineal descendants of any of them (and the trustees of any such trust).

“special mandatory redemption” has the meaning set forth in Section 5.03.

“special mandatory redemption date” has the meaning set forth in Section 5.03.

“special mandatory redemption price” has the meaning set forth in Section 5.03.

“Transfer Restricted Notes” means Definitive Notes and any other Notes that bear or are required to bear the Restricted Notes Legend.

“Treasury Rate” means, with respect to any Redemption Date for the Notes, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated yield to maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Voting Stock” of any specified Person as of any date means the capital stock of such Person that is at the time entitled to vote generally in the election of the board of directors of such Person.

Section 2.02. Rules of Construction. Unless the context otherwise requires or except as otherwise expressly provided, the term “interest” in this Indenture shall be construed to include additional interest, if any.

Section 2.03. Interpretation. For purposes of the term “indebtedness” or terms of similar import as used herein or in the Indenture as it may relate to the Notes, any indebtedness of the Company or any of its Subsidiaries in respect of which a notice of prepayment or redemption has been delivered in connection with the BAG Acquisition and for which the Company or any of its Subsidiaries has deposited cash with or for the benefit of the trustee or holder of such indebtedness to fund such repayment or redemption shall be considered repaid or redeemed; provided that if any applicable deposit is returned with the consent or acquiescence of the Company and the corresponding indebtedness of the Company or any of its Subsidiaries is not redeemed or cancelled, but remains outstanding, this paragraph shall not apply.

To the extent any provision of any Note conflicts with the express provisions of this First Supplemental Indenture, the provisions of this First Supplemental Indenture shall govern and be controlling.

ARTICLE 3

COVENANTS

The following covenants shall apply in addition to the covenants set forth in the Indenture, solely as it relates to the Notes and solely for the benefit of the Holders of the Notes:

Section 3.01. Change of Control Triggering Event.

(a) Upon the occurrence of a Change of Control Triggering Event with respect to the Notes, unless the Company has exercised its right to redeem the Notes pursuant to Section 5.01 of this First Supplemental Indenture by giving irrevocable notice to the Trustee in accordance with the Indenture, each Holder of Notes shall have the right to require the Company to purchase all or a portion of such Holder’s Notes pursuant to the offer described in this Section 3.01 (the “Change of Control Offer”), at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to but not including the date of purchase (the “Change of Control Payment”), subject to the rights of Holders of Notes on the relevant record date to receive interest due on the relevant interest payment date.

(b) Unless the Company has exercised its right to redeem the Notes, within 30 days following the date upon which the Change of Control Triggering Event occurs with respect to the Notes, or at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company shall be required to send, by first class mail, a notice to each Holder of Notes, with a copy to the Trustee, which notice shall describe the terms of the Change of Control Offer. Such notice shall state, among other things, the transaction or transactions that constitute or may constitute the Change of Control and an offer to repurchase the Notes and the purchase date, which must be no earlier than 30 days and no later than 60 days from the date such notice is mailed, other than as may be required by law (the “Change of Control Payment Date”). The notice, if mailed prior to the date of consummation of the Change of Control, shall state that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

(c) On the Change of Control Payment Date, the Company shall, to the extent lawful:

(i) accept or cause a third party to accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(ii) deposit or cause a third party to deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased and that all conditions precedent to the Change of Control Offer and to the repurchase by the Company of Notes pursuant to the Change of Control Offer have been complied with.

(d) The Company shall not be required to make a Change of Control Offer with respect to the Notes if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and such third party purchases all the Notes properly tendered and not withdrawn under its offer.

(e) The Company shall comply in all material respects with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the provisions of this Section 3.01, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under this Section 3.01 by virtue of any such conflicts.

Section 3.02. Applicability of Covenants Contained in the Base Indenture. Each of the agreements and covenants of the Company contained in Article 10 of the Base Indenture shall apply to the Notes.

Section 3.03. Future Guarantors. From and after the Original Issue Date, the Company shall cause any Domestic Subsidiary (but excluding any Excluded Subsidiary) that guarantees payment of the Company’s or its Subsidiaries’ Primary Senior Indebtedness to promptly execute and deliver to the Trustee a supplemental indenture pursuant to which such Subsidiary shall guarantee payment of the Notes, whereupon such Subsidiary shall become a Guarantor for all purposes under the Indenture.

ARTICLE 4

THE NOTES

Section 4.01 Form and Dating.

(a) General. The 2018 Notes and the Trustee’s certificate of authentication relating thereto shall be substantially in the form of Exhibit A-1 hereto. The 2020 Notes and the Trustee’s certificate of authentication relating thereto shall be substantially in the form of Exhibit A-2 hereto. The 2022 Notes and the Trustee’s certificate of authentication relating thereto shall be substantially in the form of Exhibit A-3 hereto. The 2025 Notes and the Trustee’s certificate of authentication relating thereto shall be substantially in the form of Exhibit A-4 hereto. The 2035 Notes and the Trustee’s certificate of authentication relating thereto shall be substantially in the form of Exhibit A-5 hereto. The 2045 Notes and the Trustee’s certificate of authentication relating thereto shall be substantially in the form of Exhibit A-6 hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. The Notes shall be in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The Initial Notes issued on the date hereof will be (i) offered and sold pursuant to the Purchase Agreement and (ii) resold initially only to (a) QIBs in reliance on Rule 144A and (b) Persons other than U.S. Persons (as defined in Regulation S) in reliance on Regulation S. Such Initial Notes may thereafter be transferred to, among others, QIBs and purchasers in reliance on Regulation S.

The Company hereby designates the Depository as the initial Depository for the Global Notes.

(b) Global Notes. The Rule 144A Notes shall be issued initially in the form of one or more Notes in registered, global form (collectively, the “Rule 144A Global Notes”) and the Regulation S Notes shall be issued initially in the form of one or more Notes in registered, global form (collectively, the “Regulation S Global Notes”), in each case without interest coupons and bearing the Global Notes Legend and Restricted Notes Legend, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Notes Custodian, and registered in the name of the Depository or a nominee of the Depository, duly executed by the Company and authenticated by the Trustee as provided in the Indenture. Beneficial ownership interests in the Regulation S Global Notes shall not be exchangeable for interests in the Rule 144A Global Notes or any other Note without a Restricted Notes Legend until the expiration of the Restricted Period, except as and to the extent expressly provided in Section 4.02(d) of this First Supplemental Indenture. The Rule 144A Global Notes and the Regulation S Global Notes are collectively referred to herein as “Global Notes.” The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided.

(c) Book-Entry Provisions. This Section 4.01(c) shall apply only to a Global Note deposited with or on behalf of the Depository. The Company shall execute and the Trustee shall, in accordance with this Section 4.01(c) and pursuant to an order of the Company, authenticate and deliver initially one or more Global Notes that (a) shall be registered in the name of the Depository for such Global Note or Global Notes or the nominee of such Depository and (b) shall be delivered by the Trustee to such Depository or pursuant to such Depository’s instructions or held by the Trustee as Notes Custodian.

Participants shall have no rights under the Indenture with respect to any Global Note held on their behalf by the Depository or by the Trustee as Notes Custodian or under such Global Note, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Participants, the operation of customary practices of such Depository governing the exercise of the rights of a holder of a beneficial interest in any Global Note.

Any Book-Entry Security issued hereunder shall, bear a legend in substantially the following form:

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

(d) Definitive Notes. Except as provided in Section 4.03, owners of beneficial interests in Global Notes will not be entitled to receive physical delivery of certificated Notes.

Section 4.02. Transfer and Exchange.

(a) Transfer and Exchange of Definitive Notes. When Definitive Notes are presented to the Security Registrar with a request:

(i) to register the transfer of such Definitive Notes; or

(ii) to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Security Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Notes surrendered for transfer or exchange:

(A) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

(B) are accompanied by the following additional information and documents, as applicable:

(1) if such Definitive Notes are being delivered to the Security Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth on the reverse side of the Initial Note); or

(2) if such Definitive Notes are being transferred to the Company, a certification to that effect (in the form set forth on the reverse side of the Initial Note); or

(iii) in the case of Transfer Restricted Notes, if such Definitive Notes are being transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or in reliance upon another exemption from the registration requirements of the Securities Act, (i) a certification to that effect (in the form set forth on the reverse side of the Initial Note) and (ii) if the Company or Security Registrar so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 4.02(e)(i).

(b) Restrictions on Exchange of a Definitive Note for a Beneficial Interest in a Global Note. A Definitive Note may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, together with:

(i) (A) certification (in the form set forth on the reverse side of the Initial Note) that such Definitive Note is being transferred (a) to a QIB in accordance with Rule 144A or (b) outside the United States in an offshore transaction within the meaning of Regulation S and in compliance with Rule 904 under the Securities Act or (B) such other certification and opinion of counsel as the Company shall require; and

(ii) written instructions directing the Trustee to make, or to direct the Notes Custodian to make, an adjustment on its books and records with respect to such Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note, such instructions to contain information regarding the Depository account to be credited with such increase, then the Trustee shall cancel such Definitive Note and cause, or direct the Notes Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Notes Custodian, the aggregate principal amount of Notes represented by the Global Note to be increased by the aggregate principal amount of the Definitive Note to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the principal amount of the Definitive Note so canceled. If no Global Notes are then outstanding and the Global Note has not been previously exchanged for certificated securities pursuant to Section 4.03, the Company shall issue and the Trustee shall authenticate, upon receipt of a Company Order, a new Global Note in the appropriate principal amount.

(c) Transfer and Exchange of Global Notes.

(i) The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depository, in accordance with this First Supplemental Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depository and its direct and indirect participants (including, if applicable, those of Euroclear and Clearstream) therefor, which may change from time to time. A transferor of a beneficial interest in a Global Note shall deliver a written order given in accordance with the Depository’s procedures containing information regarding the participant account of the Depository to be credited with a beneficial interest in such Global Note or another Global Note and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Note and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Note being transferred. Transfers by an owner of a beneficial interest in a Rule 144A Global Note to a transferee who takes delivery of such interest through a Regulation S Global Note, whether before or after the expiration of the Restricted Period, shall be made only upon receipt by the Trustee of a certification from the transferor to the effect that such transfer is being made in accordance with Rules 903 or 904 of Regulation S or (if available) Rule 144 under the Securities Act and that, if such transfer is being made prior to the expiration of the Restricted Period, the interest transferred shall be held immediately thereafter through Euroclear or Clearstream.

(ii) If the proposed transfer is a transfer of a beneficial interest in one Global Note to a beneficial interest in another Global Note, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Note to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Security Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of the Global Note from which such interest is being transferred. Any beneficial interest in one of the Global Notes that is transferred to a Person who takes delivery in the form of an interest in another Global Note will, upon transfer, cease to be an interest in such Global Note and will become an interest in such other Global Note and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such other Global Note for so long as it remains such an interest. The policies and practices of the Depository may prohibit transfers of beneficial interests in a Regulation S Global Note prior to the expiration of the Restricted Period.

(iii) Notwithstanding any other provisions of this First Supplemental Indenture (other than the provisions set forth in Section 4.03), a Global Note may not be transferred in part, and may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

(iv) In the event that a Global Note is exchanged for Definitive Notes pursuant to Section 4.03 prior to the consummation of the Registered Exchange Offer or the effectiveness of the Shelf Registration Statement with respect to such Notes, such Notes may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 4.02 (including the certification requirements set forth on the reverse of the Initial Notes intended to ensure that such transfers comply with Rule 144, Rule 144A, Regulation S or such other applicable exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

(d) Restrictions on Transfer and Exchange of Regulation S Global Notes.

(i) Prior to the expiration of the Restricted Period, interests in a Regulation S Global Note may only be held through Euroclear or Clearstream (as indirect participants in the Depository). During the Restricted Period, beneficial ownership interests in a Regulation S Global Note may only be sold, pledged or transferred through Euroclear or Clearstream in accordance with the Applicable Procedures and only (a) to the Company, (b) so long as such security is eligible for resale pursuant to Rule 144A, to a person whom the selling holder reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (c) in an offshore transaction in accordance with Regulation S, (d) pursuant to an available exemption from registration under the Securities Act or (e) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States. Prior to the expiration of the Restricted Period, transfers by an owner of a beneficial interest in a Regulation S Global Note to a transferee who takes delivery of such interest through a Rule 144A Global Note shall be made only in accordance with the Applicable Procedures, upon receipt by the Trustee of a written certification from the transferor of the beneficial interest in the form provided on the reverse of the Initial Note to the effect that such transfer is being made to a (a) QIB within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and (b) in accordance with all applicable securities laws of the states of the United States and any other applicable jurisdictions. Such written certification shall no longer be required after the expiration of the Restricted Period. In the case of a transfer of a beneficial interest in a Regulation S Global Note for an interest in a Rule 144A Global Note, the transferee must, at the request of the Company, deliver an opinion of counsel reasonably acceptable to the Company stating that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

(ii) Upon the expiration of the Restricted Period, beneficial ownership interests in a Regulation S Global Note shall be transferable in accordance with applicable law and the other terms of the Indenture.

(e) Legends for Notes.

(i) Except as permitted by the following paragraphs (ii), (iii), (iv) or (v) each Note certificate evidencing the Global Notes and the Definitive Notes (and all Notes issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY, ON ITS OWN BEHALF OR ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN “OFFSHORE TRANSACTION” PURSUANT TO RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), (2) AGREES THAT IT WILL NOT, PRIOR TO THE DATE THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR][IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) AND THE LAST DATE ON WHICH THE J. M. SMUCKER COMPANY (THE “COMPANY”) OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY OR ANY PREDECESSOR OF THIS SECURITY, OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES

ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) or (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE INDENTURE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE.

Each Regulation S Note shall bear an additional legend in substantially the following form:

BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

Each Definitive Note shall bear the following additional legend:

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH REGISTRAR AND TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

(ii) Upon any sale or transfer of a Transfer Restricted Note that is a Definitive Note, the Security Registrar shall permit the Holder thereof to exchange such Transfer Restricted Note for a Definitive Note that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Note if the Holder certifies in writing to the Security Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Initial Note).

(iii) After a transfer of any Initial Notes during the period of the effectiveness of a Shelf Registration Statement with respect to such Initial Notes, all requirements pertaining to the Restricted Notes Legend on such Initial Notes shall cease to apply and the requirements that any such Initial Notes be issued in global form shall continue to apply.

(iv) Upon the consummation of a Registered Exchange Offer with respect to the Initial Notes pursuant to which Holders of such Initial Notes are offered Exchange Notes in exchange for their Initial Notes, all requirements pertaining to Initial Notes that Initial Notes be issued in global form shall continue to apply, and Exchange Notes in global form without the Restricted Notes Legend shall be available to Holders that exchange such Initial Notes in such Registered Exchange Offer.

(v) Upon a sale or transfer after the expiration of the Restricted Period of any Initial Note acquired pursuant to Regulation S, all requirements that such Initial Note bear the Restricted Notes Legend shall cease to apply and the requirements requiring any such Initial Note be issued in global form shall continue to apply.

(vi) To the extent that any Notes are represented by one or more Global Notes held by or on behalf of the Depository, the Company may cause the Restrictive Notes Legend on any such Global Notes to be removed (or deemed removed) and cause such Global Notes to be identified by an unrestricted CUSIP at any time on or after the one year anniversary of the later of (x) the Issue Date and (y) the date on which additional Notes bearing the same CUSIP were last issued (it being understood that, if additional Notes bear a different CUSIP, the date after which the Company may cause the Restrictive Notes Legend to be removed with respect to such additional Notes shall be the one year anniversary of their date of issuance), without delivering an Opinion of Counsel, by:

(A) delivering to the Trustee a written notice (x) certifying that all Notes represented by such Global Notes would be freely tradable under Rule 144 by a person who is not an affiliate of the Company (within the meaning of Rule 144) and has not been an affiliate of the Company (within the meaning of Rule 144)

during the immediately preceding 90 days, (y) instructing the Trustee to take any actions as may be necessary so that the Restricted Notes Legend set forth on the Global Notes shall be deemed removed from the Global Notes in accordance with the terms and conditions of the Notes and the Indenture, without further action on the part of Noteholders and (z) instructing the Trustee to take any actions as may be necessary so that the restricted CUSIP number for the Notes shall be removed from the Global Notes and replaced with an unrestricted CUSIP number. Immediately upon receipt of such notice by the Trustee the Restricted Notes Legend will be deemed removed from each of the Global Notes specified in such notice and the restricted CUSIP number will be deemed removed from each of such Global Notes and deemed replaced with an unrestricted CUSIP number; and

(B) providing the Depository an instruction letter for the Depository’s mandatory exchange process (or any successor notice, form or action required pursuant to the Applicable Procedures) to the extent required.

(vii) From and after the one year anniversary of the issue date of any Transfer Restricted Note, upon written direction of the Company:

(A) the Registrar shall permit the Noteholder thereof to exchange any Transfer Restricted Note that is a Definitive Note for a Definitive Note that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Note if the Holder certifies in writing to the Registrar and the Company that its request for such exchange was made in reliance on Rule 144 and that such Holder is not an affiliate (as defined under Rule 144) of the Company; and

(B) beneficial interests in a Transfer Restricted Note that is a Global Note may be exchanged for beneficial interests in a Global Note that does not bear the Restricted Notes Legend if the Noteholder certifies in writing to the Registrar and the Company that its request for such exchange was made in reliance on Rule 144 and that such Noteholder is not an “affiliate” of the Company within the meaning of Rule 144.

(f) Cancellation or Adjustment of Global Note. At such time as all beneficial interests in a Global Note have either been exchanged for Definitive Notes, transferred, redeemed, repurchased or canceled, such Global Note shall be returned by the Depository to the Trustee for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for Definitive Notes, transferred in exchange for an interest in another Global Note, redeemed, repurchased or canceled, the principal amount of Notes represented by such Global Note shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Notes Custodian for such Global Note) with respect to such Global Note, by the Trustee or the Notes Custodian, to reflect such reduction.

(g) Obligations with Respect to Transfers and Exchanges of Notes.

(i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate, upon receipt of a Company Order, Definitive Notes and Global Notes at the Security Registrar’s request.

(ii) No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 3.01, 5.01 or 5.03 of this First Supplemental Indenture).

(h) Prior to the due presentation for registration of transfer of any Note, the Company, the Trustee, the Paying Agent or the Security Registrar may deem and treat the person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Company, the Trustee, the Paying Agent or the Security Registrar shall be affected by notice to the contrary.

(i) The Company shall not be required to make and the Security Registrar need not register transfers or exchanges of Notes selected for redemption (except, in the case of Notes to be redeemed in part, the portion thereof not to be redeemed) or any Notes for a period of 15 days before the mailing of a notice of redemption of Notes to be redeemed.

(j) All Notes issued upon any transfer or exchange pursuant to the terms of this First Supplemental Indenture shall evidence the same Debt and shall be entitled to the same benefits under the Indenture as the Notes surrendered upon such transfer or exchange.

(k) No Obligation of the Trustee.

(i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Note, a member of, or a participant in the Depository or any other Person with respect to the accuracy of the records of the Depository or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depository) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Notes. All notices and communications to be given to the Holders and all payments to be made to Holders under the Notes shall be given or made only to the registered Holders (which shall be the Depository or its nominee in the case of a Global Note). The rights of beneficial owners in any Global Note shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its members, participants and any beneficial owners.

(ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this First Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depository participants, members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this First Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

(l) Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of a Company Order, the Trustee shall authenticate (i) one or more Global Notes without the Restricted Notes Legend in an aggregate principal amount equal to the principal amounts of the beneficial interests in the Global Notes tendered for acceptance by Persons that certify in the applicable letters of transmittal that (x) they are not broker dealers, (y) they are not participating in a distribution of the Exchange Notes and (z) they are not affiliates (as defined in Rule 144) of the Company, and accepted for exchange in the Exchange Offer and (ii) Definitive Notes without the Restricted Notes Legend in an aggregate principal amount equal to the principal amount of the Definitive Notes, if any, tendered for acceptance by Persons that certify in the applicable letters of transmittal that (x) they are not broker dealers, (y) they are not participating in a distribution of the Exchange Notes and (z) they are not affiliates (as defined in Rule 144) of the Company, and accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Global Notes with the Restricted Notes Legend to be reduced accordingly, and the Company shall execute and the Trustee shall authenticate and mail to the Persons designated by the Holders of the Definitive Notes so accepted Definitive Notes without the Restricted Notes Legend in the applicable principal amount. Any Notes that remain outstanding after the consummation of the Exchange Offer, and Exchange Notes issued in connection with the Exchange Offer, shall be treated as a single class of securities under the Indenture.

(m) In connection with any exchange of beneficial interests in a Global Note that bears a Restricted Notes Legend for any Global Note that does not bear a Restricted Notes Legend in accordance with Section 4.02(e)(i), if a Global Note that does not bear a Restricted Notes Legend is not then outstanding (or an insufficient principal amount of such Global Notes are outstanding to permit such exchange) and the Global Notes have not been previously exchanged for certificated securities pursuant to Section 4.03, the Company shall issue and the Trustee shall authenticate, upon receipt of a Company Order, one or more new Global Notes without the Restricted Notes Legend in the appropriate principal amounts.

Section 4.03. Definitive Notes.

(a) A Global Note deposited with the Depository or with the Trustee as Notes Custodian pursuant to Section 4.01 shall be transferred to the beneficial owners thereof in the form of Definitive Notes in an aggregate principal amount equal to the principal amount of such Global Note, in exchange for such Global Note, only if such transfer complies with Section 4.02 and (i) the Depository (A) notifies the Company that the Depository is no longer willing or able to act as a depositary or clearing system for the Global Notes or (B) ceases to be a “clearing agency” registered under the Exchange Act, and, in either event, a successor depositary or clearing system is not appointed by the Company within 90 days of such notice or becoming aware that the Depository is no longer so registered, (ii) the Company, in its sole discretion, determines not to have the Notes represented by a Global Note and provide written notice to the Trustee, or (iii) upon the occurrence and continuation of an Event of Default.

(b) Any Global Note that is transferable to the beneficial owners thereof pursuant to this Section 4.03 shall be surrendered by the Depository to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and upon Company Order the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Note, an equal aggregate principal amount of Definitive Notes of authorized denominations. Any portion of a Global Note transferred pursuant to this Section 4.03 shall be executed, authenticated and delivered only in denominations of $2,000 of principal amount and any integral multiple of $1,000 in excess thereof and registered in such names as the Depository shall direct. Any certificated Initial Note in the form of a Definitive Note delivered in exchange for an interest in the Global Note shall, except as otherwise provided by Section 4.02, bear the Restricted Notes Legend.

(c) The registered Holder of a Global Note may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which a Holder is entitled to take under the Indenture or the Notes.

(d) Notwithstanding anything to the contrary provided herein, in no event shall any Regulation S Global Note be exchanged for Definitive Notes prior to (a) the expiration of the Restricted Period and (b) the receipt of any certificates required under the provisions of Regulation S.

(e) In the event of the occurrence of any of the events specified in Section 4.03(a)(i), (ii) or (iii), the Company will promptly make available to the Trustee a reasonable supply of Definitive Notes in fully registered form without interest coupons.

ARTICLE 5

REDEMPTION

Section 5.01. Optional Redemption. The Notes shall be redeemable, at the option of the Company, at any time and from time to time, in whole or in part, on not less than 30 nor more than 60 days’ prior notice mailed to the Holders of the Notes, with a copy provided to the Trustee. The Notes shall be redeemable at a Redemption Price, to be calculated by the Company, equal to the greater of:

(a) 100% of the principal amount of the Notes to be redeemed; and

(b) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including interest accrued to the date of redemption), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points in the case of the 2018 Notes, 15 basis points in the case of the 2020 Notes, 20 basis points in the case of the 2022 Notes, 25 basis points in the case of the 2025 Notes, 25 basis points in the case of the 2035 Notes and 30 basis points in the case of the 2045 Notes; plus, in each case, accrued and unpaid interest on the Notes to be redeemed to the date of redemption.

Section 5.02. Applicability of Sections of the Base Indenture. The provisions of Article 11 of the Base Indenture in respect of the Notes shall apply to any optional redemption of the Notes except when such provisions conflict with the foregoing.

Section 5.03. Special Mandatory Redemption.

In the event that (i) the consummation of the BAG Acquisition does not occur on or prior to August 3, 2015 (the “End Date”) or (ii) the Company notifies the Trustee that the BAG Merger Agreement has been terminated in accordance with its terms prior to the consummation of the BAG Acquisition (the earlier of the date of delivery of such notice and the End Date, the “Acquisition Deadline”), the Company shall redeem all and not less than all of the Mandatorily Redeemable Notes then outstanding (the “special mandatory redemption”) by a date no later than 10 days after the Acquisition Deadline (the “special mandatory redemption date”) at a Redemption Price equal to 101% of the aggregate principal amount of the Mandatorily Redeemable Notes, plus accrued and unpaid interest, if any, to, but excluding the special mandatory redemption date (the “special mandatory redemption price”).

The Company shall promptly, and in any event not more than three Business Days after the Acquisition Deadline, deliver notice, executed by an officer of the Company, of the special mandatory redemption to the Trustee, who shall then promptly deliver such notice to each holder of Mandatorily Redeemable Notes at its registered address. If funds sufficient to pay the special mandatory redemption price of the Mandatorily Redeemable Notes on the special mandatory redemption date are deposited with the Trustee or a Paying Agent on or before such special mandatory redemption date, then on and after such special mandatory redemption date, the Mandatorily Redeemable Notes shall cease to bear interest and the Indenture shall be discharged and cease to be of further effect as to all Mandatorily Redeemable Notes.

ARTICLE 6

DEFEASANCE

Section 6.01. Defeasance. If the Company shall effect a defeasance or discharge of the Notes pursuant to Article 4 of the Base Indenture, the Company shall cease to have any obligation to comply with the covenants set forth in Article 3 hereof (whether set forth specifically or by reference to provisions of the Base Indenture) and the provisions of Article 8 of the Base Indenture.

ARTICLE 7

SUBSIDIARY GUARANTEES

Section 7.01. Guarantees.

(a) Each of the Guarantors, as primary obligor and not merely as surety, hereby jointly and severally, irrevocably and fully and unconditionally guarantees to each Holder and to the Trustee and its successor and assigns (each, a “Guarantee”) on an unsecured, unsubordinated basis and equal in right of payment to all existing and future unsecured, unsubordinated indebtedness of such Guarantor, the punctual payment when due of all monetary obligations of the Company under the Indenture (with respect to the Notes) and the Notes, whether for principal of or interest on the Notes.

(b) The obligations of each Guarantor shall be limited to the maximum amount as shall, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee, result in the obligations of such Guarantor under the Guarantee not constituting a fraudulent conveyance or fraudulent transfer under applicable law, or being void or unenforceable under any law relating to insolvency of debtors.

(c) Each Guarantor further agrees that (to the fullest extent permitted by law) its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Indenture, the Notes or the obligations of the Company or any other Guarantor hereunder or thereunder, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, any release of any other Guarantor, the recovery of any judgment against the Company, any action to enforce the same, or any other circumstance that might otherwise constitute a legal or equitable discharge or defense of a Guarantor.

(d) Each Guarantor hereby waives (to the fullest extent permitted by law) the benefit of diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that (except as otherwise provided in Section 7.03 of this First Supplemental Indenture) its Guarantee shall not be discharged except by complete performance of the obligations contained in the Notes, the Indenture and the Guarantee. Such Guarantee is a guarantee of payment and not of collection.

Section 7.02. Continuing Guarantee.

(a) Each Guarantee shall be a continuing Guarantee and shall, (i) subject to Section 7.03 of this First Supplemental Indenture, remain in full force and effect until payment in full of the principal amount of all outstanding Notes (whether by payment at maturity, purchase, redemption, defeasance, retirement or other acquisition), (ii) be binding upon such Guarantor and (iii) inure to the benefit of and be enforceable by the Trustee, the Holders and their permitted successors, transferees and assigns.

(b) The obligations of each Guarantor hereunder shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment which would otherwise have reduced or terminated the obligations of any Guarantor hereunder and under its Guarantee (whether such payment shall have been made by or on behalf of the Company or by or on behalf of a Guarantor) is rescinded or reclaimed from any of the Holders upon the insolvency, bankruptcy, liquidation or reorganization of the Company or any Guarantor or otherwise, all as though such payment had not been made.

Section 7.03. Release of Guarantee. Notwithstanding the provisions of Section 7.02 of this First Supplemental Indenture, a Guarantor shall be automatically and unconditionally released from its obligations hereunder:

(a) with respect to any series of Notes, upon the Company’s exercise of its legal defeasance option or its covenant defeasance option as described in

Article 4 of the Base Indenture with respect to such series of Notes or if the Company’s obligations under the Indenture are discharged in accordance with the terms of the Indenture;

(b) subject to the following sentence, with respect to all series of Notes, upon the issuance, sale, exchange, transfer or other disposition (including through merger, consolidation, amalgamation or otherwise) of the capital stock of the applicable Guarantor (including any issuance, sale, exchange, transfer or other disposition following which the applicable Guarantor is no longer a Subsidiary) if such issuance, sale, exchange, transfer or other disposition is made in a manner not in violation of this Indenture; or

(c) with respect to all series of Securities, upon the substantially simultaneous release or discharge of the guarantee by such Guarantor under all of the Primary Senior Indebtedness of the Company and its Subsidiaries other than through discharges as a result of payment by such Guarantor on such guarantees (but including any release or discharge that would be conditioned only on the release or discharge of the guarantee hereunder or of the guarantee of other Primary Senior Indebtedness).

Notwithstanding the foregoing, a Guarantor shall not be automatically released from its obligations hereunder pursuant to Section 7.03(b) if, immediately after giving effect to the consummation of the transactions described in Section 7.03(b) and such release, such Guarantor would be required (notwithstanding the consummation of such transactions) to become a Guarantor pursuant to Section 3.03 hereof.

If a Guarantor is released from its obligations hereunder pursuant to this Section 7.03, it shall cease to be a “Guarantor” as defined in and for purposes hereof.

Section 7.04. Notation Not Required. Neither the Company nor any Guarantor shall be required to make a notation on the Notes to reflect any Guarantee or any release thereof.

Section 7.05. Waiver of Subrogation. Each Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under its Guarantee and the Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Holder of Notes against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights in relation to the Trustee until all monetary obligations of the Company under the Indenture (with respect to the Notes) and the Notes, whether for principal of or interest on the Notes, are paid in full. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Notes shall not have been paid in full, such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders, and shall forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Notes, whether matured or unmatured, in accordance with the terms of the Indenture. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 7.05 is knowingly made in contemplation of such benefits.

Section 7.06. Execution and Delivery of Guarantees. The Company shall cause each subsidiary that is required to become a Guarantor pursuant to Section 3.03 of this First Supplemental Indenture to promptly execute and deliver to the Trustee a Supplemental Indenture substantially in the form set forth in Exhibit B to this First Supplemental Indenture, or otherwise in form and substance reasonably satisfactory to the Trustee, evidencing its Guarantee on substantially the terms set forth in this Article 7. Concurrently therewith, the Company shall deliver to the Trustee an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee to the effect that such Supplemental Indenture has been duly authorized, executed and delivered by such subsidiary and that, subject to applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws now or hereafter in effect affecting creditors’ rights or remedies generally and to general principles of equity (including standards of materiality, good faith, fair dealing and reasonableness), whether considered in a proceeding at law or at equity, such Supplemental Indenture is a valid and binding agreement of such subsidiary, enforceable against such subsidiary in accordance with its terms.

Section 7.07. Notices. Notice to any Guarantor shall be sufficient if addressed to such Guarantor care of the Company at the address, place and manner provided in Section 11.04 of the Base Indenture.

ARTICLE 8

INTERCREDITOR AGREEMENT

Section 8.01. Joinder to the Intercreditor Agreement. On the date hereof, the Trustee shall execute an acknowledgement and joinder to the Intercreditor Agreement (the “Joinder to the Intercreditor Agreement”), as agent for the Holders, in the form of Exhibit C attached hereto. Each Holder of Notes, by acceptance thereof, shall be deemed to have (i) appointed and designated the Trustee as agent for such Holder for purposes of the Joinder to the Intercreditor Agreement and the Intercreditor Agreement, (ii) authorized and directed the Trustee to enter into the Joinder to the Intercreditor Agreement for the benefit of each such Holder, and (iii) authorized and directed the Trustee to sign the Joinder to the Intercreditor Agreement, to receive all notices, to take all action with respect thereto and to the Intercreditor Agreement, and to exercise all rights and powers incidental to the Joinder to the Intercreditor Agreement and the Intercreditor Agreement.

Section 8.02. Duties of the Trustee Under the Intercreditor Agreement. The Trustee shall be an “Additional Primary Senior Debt Agent” on behalf of the Holders of the Notes in accordance with Section 6.12 of the Intercreditor Agreement and shall assume the duties of the aforementioned “Additional Primary Senior Debt Agent” as required by the Intercreditor Agreement.

Section 8.03. Indemnification of the Trustee. In connection with the Trustee assuming the role of an “Additional Primary Senior Debt Agent” as defined in the Intercreditor Agreement (a) the Trustee shall be indemnified by the Company against any and all costs, expenses and liabilities incurred by the Trustee and (b) the Trustee shall be indemnified by the Holders against any liabilities incurred by the Trustee pursuant to Section 3.4 of the Intercreditor Agreement.

Section 8.04. Invalidated Payments Under the Intercreditor Agreement. Promptly upon notice from the Trustee, the Holders shall return or repay any funds received as may be required pursuant to Section 3.4 of the Intercreditor Agreement.

ARTICLE 9

EVENTS OF DEFAULT

For the sole benefit of the Holders of the Notes, the following Event of Default shall apply, solely with respect to the Notes, in addition to the Events of Default set forth in Section 5.1 of the Indenture: default in the performance of the Company’s obligations under Section 5.03 of this First Supplemental Indenture.

ARTICLE 10

MODIFICATION AND WAIVER

Section 10.01. Mandatorily Redeemable Notes. Notwithstanding anything to the contrary in the Indenture, the provisions related to the Company’s obligation to redeem the Mandatorily Redeemable Notes set forth in Section 5.03 may not be waived or modified for any series of Mandatorily Redeemable Notes without the written consent of holders of at least 66 2/3% in principal amount of such series of Mandatorily Redeemable Notes subject to such waiver or modification (and, for the avoidance of doubt, such amendments shall not require the consent of the Holder of each outstanding Note affected thereby).

Section 10.02. Change of Control Triggering Event. No modification or amendment to the Indenture or the Notes may, without the consent of the Holder of each outstanding Note affected thereby: If a Change of Control Triggering Event occurs, limit a Holder’s right, if any, to repayment of the Notes at the Holder’s option in connection therewith.

ARTICLE 11

MISCELLANEOUS

Section 11.01. Ratification of Base Indenture. The Base Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided.

Section 11.02. Trustee Not Responsible for Recitals. The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

Section 11.03. New York Law to Govern. This Indenture and the Notes shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State, except as may otherwise be required by mandatory provisions of law.

Section 11.04. Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute one and the same instrument.

Section 11.05. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first above written.

THE J. M. SMUCKER COMPANY

By:	/s/ Mark R. Belgya
	Name:	Mark R. Belgya
	Title:	Senior Vice President and Chief Financial Officer

J.M. SMUCKER LLC

By:	/s/ Debra A. Marthey
	Name:	Debra A. Marthey
	Title:	Vice President and Treasurer

THE FOLGERS COFFEE COMPANY

By:	/s/ Debra A. Marthey
	Name:	Debra A. Marthey
	Title:	Vice President and Treasurer

[Signature Page to First Supplemental Indenture]

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Holly H. Pattison
	Name:	Holly H. Pattison
	Title:	Vice President

[Signature Page to First Supplemental Indenture]

EXHIBIT A-1 – Form of 1.750% Notes due 2018

THE J. M. SMUCKER COMPANY

1.750% Notes due 2018

No.	$

CUSIP No.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY, OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC” OR THE “DEPOSITORY”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INSOMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY, ON ITS OWN BEHALF OR ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”))

A1-1

OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN “OFFSHORE TRANSACTION” PURSUANT TO RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), (2) AGREES THAT IT WILL NOT, PRIOR TO THE DATE THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR][IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) AND THE LAST DATE ON WHICH THE J. M. SMUCKER COMPANY (THE “COMPANY”) OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY OR ANY PREDECESSOR OF THIS SECURITY, OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) or (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE INDENTURE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE.

[Restricted Notes Legend for Notes Offered in Reliance on Regulation S]:

BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

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[Definitive Notes Legend]:

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH REGISTRAR AND TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

THE J. M. SMUCKER COMPANY

1.750% Note due 2018

No.: [—]	CUSIP No.: [—]
$[—]

THE J. M. SMUCKER COMPANY, an Ohio corporation (the “Company”, which term includes any successor corporation), for value received promises to pay to CEDE & CO., or registered assigns, the principal sum of $[—] on March 15, 2018, unless earlier redeemed as herein provided.

Interest Payment Dates: March 15 and September 15 (each, an “Interest Payment Date”), commencing on September 15, 2015.

Interest Record Dates: March 1 and September 1 (each, an “Interest Record Date”).

Payment of the principal of and interest on this Note shall be made at the office or agency of the Trustee maintained for that purpose in St. Paul, Minnesota, in such currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, for so long as the Notes are represented in global form by one or more Global Notes, all payments of principal of and interest shall be made by wire transfer of immediately available funds to the Depository or its nominee, as the case may be, as the registered owner of the Global Security representing such Notes.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

THE J. M. SMUCKER COMPANY

By:
Name:
Title:

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

Dated: March 20, 2015

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[REVERSE OF NOTE]

This Note is one of the duly authorized securities of the Company (herein called the “Notes”) issued and to be issued in one or more series under an Indenture dated as of March 20, 2015 (the “Base Indenture”), as amended by a First Supplemental Indenture dated as of March 20, 2015 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company, the guarantors party thereto (the “Guarantors”) and U.S. Bank National Association, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of Notes represented hereby), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is a Global Note representing the Company’s 1.750% Notes due 2018 in the aggregate principal amount of $500,000,000.

The amount of interest payable on any interest payment date shall be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on such interest payment date.

The Notes are issuable only in fully registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 above that amount. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

The Notes shall be redeemable, at the option of the Company, at any time and from time to time, in whole or in part, on not less than 30 nor more than 60 days’ prior notice mailed to the Holders of the Notes, with a copy provided to the Trustee. The Notes shall be redeemable at a Redemption Price, to be calculated by the Company, equal to the greater of (i) 100% of the principal amount of such Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including interest accrued to the date of redemption), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus, in each case, accrued and unpaid interest on the Notes to be redeemed to the Redemption Date.

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On and after any Redemption Date, interest will cease to accrue on the Notes called for redemption. On or before the Redemption Date, the Company shall deposit with the Trustee or with one or more paying agents an amount of money sufficient to redeem on the Redemption Date all of the Notes so called for redemption at the appropriate Redemption Price, together with accrued interest to the date fixed for redemption. If the Company is redeeming less than all of the Notes, the Trustee shall select, in such manner as it shall deem appropriate and fair, the Notes to be redeemed in whole or in part.

Upon the occurrence of a Change of Control Triggering Event with respect to the Notes, unless the Company has exercised its right to redeem the Notes as described above by giving irrevocable notice to the Trustee in accordance with the Indenture, each Holder of Notes shall have the right to require the Company to purchase all or a portion of such Holder’s Notes pursuant to the offer described below (the “Change of Control Offer”), at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to but not including the date of purchase (the “Change of Control Payment”), subject to the rights of Holders of Notes on the relevant record date to receive interest due on the relevant interest payment date.

Unless the Company has exercised its right to redeem the Notes, within 30 days following the date upon which the Change of Control Triggering Event occurs with respect to the Notes or at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company shall be required to send, by first class mail, a notice to each Holder of Notes, with a copy to the Trustee, which notice shall describe the terms of the Change of Control Offer. Such notice shall state, among other things, the transaction or transactions that constitute or may constitute the Change of Control and offering to repurchase the Notes if this series and the purchase date, which must be no earlier than 30 days and no later than 60 days from the date such notice is mailed, other than as may be required by law (the “Change of Control Payment Date”). The notice, if mailed prior to the date of consummation of the Change of Control, shall state that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company shall, to the extent lawful: (i) accept or cause a third party to accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; (ii) deposit or cause a third party to deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and (iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased and that all conditions precedent to the Change of Control Offer and to the repurchase by the Company of Notes pursuant to the Change of Control Offer have been complied with.

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The Company shall not be required to make a Change of Control Offer with respect to the Notes if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer.

The Company shall comply in all material respects with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the purchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of such conflicts.

The indebtedness evidenced by this Note is, to the extent provided in the Indenture, the unsecured, unsubordinated obligation of the Company and will rank equally in right of payment to all of the Company’s existing and future unsecured, unsubordinated indebtedness. This Note will, to the extent provided in the First Supplemental Indenture, be guaranteed, jointly and severally, by each of the Guarantors party to the First Supplemental Indenture on an unsecured, unsubordinated basis. This Note may hereafter be entitled to certain other Guarantees made for the benefit of the Holders. Reference is made to Article 7 of the First Supplemental Indenture for terms relating to such Guarantees, including the release, termination and discharge thereof. Neither the Company nor any Guarantor shall be required to make any notation on this Note to reflect any Guarantee or any such release, termination or discharge. Any payment in respect of the Guarantees that the Holders shall be entitled to is subject to the terms of the Intercreditor Agreement (as defined in the Indenture).

The Notes are initially limited to $500,000,000 aggregate principal amount. The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes ranking equally and ratably with the Notes in all respects (other than the issue price, the date of the issuance, the payment of interest accruing prior to the issue date of such additional Notes and the first payment of interest following the issue date of such additional Notes), provided that if the additional Notes are not fungible with the existing Securities for United States federal income tax purposes, the additional Notes will have a separate CUSIP number. Any such additional Notes shall be consolidated and form a single series with the Notes initially issued, including for purposes of voting and redemptions.

The Notes are not entitled to the benefit of any sinking fund.

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The Indenture imposes certain limitations on the ability of the Company to, among other things, merge or consolidate with any other Person, and requires that the Company comply with certain further covenants, such as Limitations on Liens and Limitations on Sale and Leaseback as further described in the Indenture, all of which are applicable to this Note. All such covenants and limitations are subject to a number of important qualifications and exceptions.

The Indenture contains provisions for the defeasance at any time of (a) the entire indebtedness on this Note and (b) certain restrictive covenants and the related defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

If an Event of Default with respect to Notes shall occur and be continuing, the principal of the Notes may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions permitting, with certain exceptions therein provided, the Company and the Trustee, without the consent of any of the Holders of the outstanding Notes, to modify and amend the Indenture for the purpose of, among other things, curing any ambiguity, defect or inconsistency.

The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the outstanding Notes, on behalf of the Holders of all Notes, to waive any past default or Event of Default with respect to the Notes and its consequences, except a default in the payment of the principal of or interest on any of the Notes or in respect of a covenant or other provision which, under the terms of the Indenture, cannot be modified or amended without the consent of the Holder of each outstanding Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the currency, herein prescribed.

No director, officer, employee, incorporator or stockholder, as such, of the Company, any Guarantor or any other obligor in respect of any Note or any Subsidiary of any thereof shall have any liability for any obligation of the Company, any Guarantor or any other obligor in respect of any Note under the Indenture, the Notes or any Guarantee, or for any claim based on, in respect of, or by reason of, any such obligation or its creation. Each Holder, by accepting this Note, hereby waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the

A1-8

Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All capitalized terms used in this Note which are not defined herein shall have the meanings assigned to them in the Indenture.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

*        *        *

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CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $         principal amount of [    ]% Notes due [                    ] held in (check applicable space)      book-entry or      definitive form by                                                               (the “Transferor”).

The Transferor (check one box below):

☐	has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Note held by the Depository a Note or Notes in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Note (or the portion thereof indicated above); or

☐	has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act of 1933, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW:

(1)	☐	to the Company; or

(2)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or

(3)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(4)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(5)	☐	pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

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Prior to the expiration of the period referred to in Rule 144(k), unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information satisfactory to the Company and the Trustee to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

[INSERT NAME OF TRANSFEROR]

Dated:

By:

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SCHEDULE OF EXCHANGES

The following exchanges of a part of this Book-Entry Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book-Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Security Custodian

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ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                          as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature*:

By:
Name:
Title:

Sign exactly as your name appears on the other side of this Security.

*Signature Guaranteed:

*	NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in Security Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

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EXHIBIT A-2 – Form of 2.500% Notes due 2020

THE J. M. SMUCKER COMPANY

2.500% Notes due 2020

No.	$

CUSIP No.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY, OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC” OR THE “DEPOSITORY”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INSOMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY, ON ITS OWN BEHALF OR ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”))

A2-1

OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN “OFFSHORE TRANSACTION” PURSUANT TO RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), (2) AGREES THAT IT WILL NOT, PRIOR TO THE DATE THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR][IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) AND THE LAST DATE ON WHICH THE J. M. SMUCKER COMPANY (THE “COMPANY”) OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY OR ANY PREDECESSOR OF THIS SECURITY, OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) or (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE INDENTURE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE.

[Restricted Notes Legend for Notes Offered in Reliance on Regulation S]:

BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

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[Definitive Notes Legend]:

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH REGISTRAR AND TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

THE J. M. SMUCKER COMPANY

2.500% Note due 2020

No.: [—]	CUSIP No.: [—]
$[—]

THE J. M. SMUCKER COMPANY, an Ohio corporation (the “Company”, which term includes any successor corporation), for value received promises to pay to CEDE & CO., or registered assigns, the principal sum of $[—] on March 15, 2020, unless earlier redeemed as herein provided.

Interest Payment Dates: March 15 and September 15 (each, an “Interest Payment Date”), commencing on September 15, 2015.

Interest Record Dates: March 1 and September 1 (each, an “Interest Record Date”).

Payment of the principal of and interest on this Note shall be made at the office or agency of the Trustee maintained for that purpose in St. Paul, Minnesota, in such currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, for so long as the Notes are represented in global form by one or more Global Notes, all payments of principal of and interest shall be made by wire transfer of immediately available funds to the Depository or its nominee, as the case may be, as the registered owner of the Global Security representing such Notes.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

THE J. M. SMUCKER COMPANY

By:
Name:
Title:

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

Dated: March 20, 2015

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[REVERSE OF NOTE]

This Note is one of the duly authorized securities of the Company (herein called the “Notes”) issued and to be issued in one or more series under an Indenture dated as of March 20, 2015 (the “Base Indenture”), as amended by a First Supplemental Indenture dated as of March 20, 2015 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company, the guarantors party thereto (the “Guarantors”) and U.S. Bank National Association, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of Notes represented hereby), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is a Global Note representing the Company’s 2.500% Notes due 2020 in the aggregate principal amount of $500,000,000.

The amount of interest payable on any interest payment date shall be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on such interest payment date.

The Notes are issuable only in fully registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 above that amount. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

The Notes shall be redeemable, at the option of the Company, at any time and from time to time, in whole or in part, on not less than 30 nor more than 60 days’ prior notice mailed to the Holders of the Notes, with a copy provided to the Trustee. The Notes shall be redeemable at a Redemption Price, to be calculated by the Company, equal to the greater of (i) 100% of the principal amount of such Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including interest accrued to the date of redemption), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus, in each case, accrued and unpaid interest on the Notes to be redeemed to the Redemption Date.

A2-5

On and after any Redemption Date, interest will cease to accrue on the Notes called for redemption. On or before the Redemption Date, the Company shall deposit with the Trustee or with one or more paying agents an amount of money sufficient to redeem on the Redemption Date all of the Notes so called for redemption at the appropriate Redemption Price, together with accrued interest to the date fixed for redemption. If the Company is redeeming less than all of the Notes, the Trustee shall select, in such manner as it shall deem appropriate and fair, the Notes to be redeemed in whole or in part.

Upon the occurrence of a Change of Control Triggering Event with respect to the Notes, unless the Company has exercised its right to redeem the Notes as described above by giving irrevocable notice to the Trustee in accordance with the Indenture, each Holder of Notes shall have the right to require the Company to purchase all or a portion of such Holder’s Notes pursuant to the offer described below (the “Change of Control Offer”), at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to but not including the date of purchase (the “Change of Control Payment”), subject to the rights of Holders of Notes on the relevant record date to receive interest due on the relevant interest payment date.

Unless the Company has exercised its right to redeem the Notes, within 30 days following the date upon which the Change of Control Triggering Event occurs with respect to the Notes or at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company shall be required to send, by first class mail, a notice to each Holder of Notes, with a copy to the Trustee, which notice shall describe the terms of the Change of Control Offer. Such notice shall state, among other things, the transaction or transactions that constitute or may constitute the Change of Control and offering to repurchase the Notes if this series and the purchase date, which must be no earlier than 30 days and no later than 60 days from the date such notice is mailed, other than as may be required by law (the “Change of Control Payment Date”). The notice, if mailed prior to the date of consummation of the Change of Control, shall state that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company shall, to the extent lawful: (i) accept or cause a third party to accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; (ii) deposit or cause a third party to deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and (iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased and that all conditions precedent to the Change of Control Offer and to the repurchase by the Company of Notes pursuant to the Change of Control Offer have been complied with.

A2-6

The Company shall not be required to make a Change of Control Offer with respect to the Notes if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer.

The Company shall comply in all material respects with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the purchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of such conflicts.

The indebtedness evidenced by this Note is, to the extent provided in the Indenture, the unsecured, unsubordinated obligation of the Company and will rank equally in right of payment to all of the Company’s existing and future unsecured, unsubordinated indebtedness. This Note will, to the extent provided in the First Supplemental Indenture, be guaranteed, jointly and severally, by each of the Guarantors party to the First Supplemental Indenture on an unsecured, unsubordinated basis. This Note may hereafter be entitled to certain other Guarantees made for the benefit of the Holders. Reference is made to Article 7 of the First Supplemental Indenture for terms relating to such Guarantees, including the release, termination and discharge thereof. Neither the Company nor any Guarantor shall be required to make any notation on this Note to reflect any Guarantee or any such release, termination or discharge. Any payment in respect of the Guarantees that the Holders shall be entitled to is subject to the terms of the Intercreditor Agreement (as defined in the Indenture).

The Notes are initially limited to $500,000,000 aggregate principal amount. The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes ranking equally and ratably with the Notes in all respects (other than the issue price, the date of the issuance, the payment of interest accruing prior to the issue date of such additional Notes and the first payment of interest following the issue date of such additional Notes), provided that if the additional Notes are not fungible with the existing Securities for United States federal income tax purposes, the additional Notes will have a separate CUSIP number. Any such additional Notes shall be consolidated and form a single series with the Notes initially issued, including for purposes of voting and redemptions.

The Notes are not entitled to the benefit of any sinking fund.

A2-7

The Indenture imposes certain limitations on the ability of the Company to, among other things, merge or consolidate with any other Person, and requires that the Company comply with certain further covenants, such as Limitations on Liens and Limitations on Sale and Leaseback as further described in the Indenture, all of which are applicable to this Note. All such covenants and limitations are subject to a number of important qualifications and exceptions.

The Indenture contains provisions for the defeasance at any time of (a) the entire indebtedness on this Note and (b) certain restrictive covenants and the related defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

If an Event of Default with respect to Notes shall occur and be continuing, the principal of the Notes may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions permitting, with certain exceptions therein provided, the Company and the Trustee, without the consent of any of the Holders of the outstanding Notes, to modify and amend the Indenture for the purpose of, among other things, curing any ambiguity, defect or inconsistency.

The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the outstanding Notes, on behalf of the Holders of all Notes, to waive any past default or Event of Default with respect to the Notes and its consequences, except a default in the payment of the principal of or interest on any of the Notes or in respect of a covenant or other provision which, under the terms of the Indenture, cannot be modified or amended without the consent of the Holder of each outstanding Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the currency, herein prescribed.

No director, officer, employee, incorporator or stockholder, as such, of the Company, any Guarantor or any other obligor in respect of any Note or any Subsidiary of any thereof shall have any liability for any obligation of the Company, any Guarantor or any other obligor in respect of any Note under the Indenture, the Notes or any Guarantee, or for any claim based on, in respect of, or by reason of, any such obligation or its creation. Each Holder, by accepting this Note, hereby waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the

A2-8

Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All capitalized terms used in this Note which are not defined herein shall have the meanings assigned to them in the Indenture.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

*        *        *

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CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $         principal amount of [    ]% Notes due [                    ] held in (check applicable space)      book-entry or      definitive form by                                                               (the “Transferor”).

The Transferor (check one box below):

☐	has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Note held by the Depository a Note or Notes in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Note (or the portion thereof indicated above); or

☐	has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act of 1933, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW:

(1)	☐	to the Company; or

(2)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or

(3)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(4)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(5)	☐	pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

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Prior to the expiration of the period referred to in Rule 144(k), unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information satisfactory to the Company and the Trustee to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

[INSERT NAME OF TRANSFEROR]

Dated:

By:

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SCHEDULE OF EXCHANGES

The following exchanges of a part of this Book-Entry Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book-Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Security Custodian

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ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                          as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature*:

By:
Name:
Title:

Sign exactly as your name appears on the other side of this Security.

*Signature Guaranteed:

*	NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in Security Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A2-13

EXHIBIT A-3 – Form of 3.000% Notes due 2022

THE J. M. SMUCKER COMPANY

3.000% Notes due 2022

No.	$

CUSIP No.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY, OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC” OR THE “DEPOSITORY”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INSOMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY, ON ITS OWN BEHALF OR ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”))

A3-1

OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN “OFFSHORE TRANSACTION” PURSUANT TO RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), (2) AGREES THAT IT WILL NOT, PRIOR TO THE DATE THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR][IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) AND THE LAST DATE ON WHICH THE J. M. SMUCKER COMPANY (THE “COMPANY”) OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY OR ANY PREDECESSOR OF THIS SECURITY, OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) or (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE INDENTURE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE.

[Restricted Notes Legend for Notes Offered in Reliance on Regulation S]:

BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

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[Definitive Notes Legend]:

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH REGISTRAR AND TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

THE J. M. SMUCKER COMPANY

3.000% Note due 2022

No.: [—]	CUSIP No.: [—]
$[—]

THE J. M. SMUCKER COMPANY, an Ohio corporation (the “Company”, which term includes any successor corporation), for value received promises to pay to CEDE & CO., or registered assigns, the principal sum of $[—] on March 15, 2022, unless earlier redeemed as herein provided.

Interest Payment Dates: March 15 and September 15 (each, an “Interest Payment Date”), commencing on September 15, 2015.

Interest Record Dates: March 1 and September 1 (each, an “Interest Record Date”).

Payment of the principal of and interest on this Note shall be made at the office or agency of the Trustee maintained for that purpose in St. Paul, Minnesota, in such currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, for so long as the Notes are represented in global form by one or more Global Notes, all payments of principal of and interest shall be made by wire transfer of immediately available funds to the Depository or its nominee, as the case may be, as the registered owner of the Global Security representing such Notes.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

THE J. M. SMUCKER COMPANY

By:
Name:
Title:

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

Dated: March 20, 2015

A3-4

[REVERSE OF NOTE]

This Note is one of the duly authorized securities of the Company (herein called the “Notes”) issued and to be issued in one or more series under an Indenture dated as of March 20, 2015 (the “Base Indenture”), as amended by a First Supplemental Indenture dated as of March 20, 2015 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company, the guarantors party thereto (the “Guarantors”) and U.S. Bank National Association, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of Notes represented hereby), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is a Global Note representing the Company’s 3.000% Notes due 2022 in the aggregate principal amount of $400,000,000.

The amount of interest payable on any interest payment date shall be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on such interest payment date.

The Notes are issuable only in fully registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 above that amount. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

The Notes shall be redeemable, at the option of the Company, at any time and from time to time, in whole or in part, on not less than 30 nor more than 60 days’ prior notice mailed to the Holders of the Notes, with a copy provided to the Trustee. The Notes shall be redeemable at a Redemption Price, to be calculated by the Company, equal to the greater of (i) 100% of the principal amount of such Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including interest accrued to the date of redemption), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus, in each case, accrued and unpaid interest on the Notes to be redeemed to the Redemption Date.

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On and after any Redemption Date, interest will cease to accrue on the Notes called for redemption. On or before the Redemption Date, the Company shall deposit with the Trustee or with one or more paying agents an amount of money sufficient to redeem on the Redemption Date all of the Notes so called for redemption at the appropriate Redemption Price, together with accrued interest to the date fixed for redemption. If the Company is redeeming less than all of the Notes, the Trustee shall select, in such manner as it shall deem appropriate and fair, the Notes to be redeemed in whole or in part.

Upon the occurrence of a Change of Control Triggering Event with respect to the Notes, unless the Company has exercised its right to redeem the Notes as described above by giving irrevocable notice to the Trustee in accordance with the Indenture, each Holder of Notes shall have the right to require the Company to purchase all or a portion of such Holder’s Notes pursuant to the offer described below (the “Change of Control Offer”), at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to but not including the date of purchase (the “Change of Control Payment”), subject to the rights of Holders of Notes on the relevant record date to receive interest due on the relevant interest payment date.

Unless the Company has exercised its right to redeem the Notes, within 30 days following the date upon which the Change of Control Triggering Event occurs with respect to the Notes or at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company shall be required to send, by first class mail, a notice to each Holder of Notes, with a copy to the Trustee, which notice shall describe the terms of the Change of Control Offer. Such notice shall state, among other things, the transaction or transactions that constitute or may constitute the Change of Control and offering to repurchase the Notes if this series and the purchase date, which must be no earlier than 30 days and no later than 60 days from the date such notice is mailed, other than as may be required by law (the “Change of Control Payment Date”). The notice, if mailed prior to the date of consummation of the Change of Control, shall state that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company shall, to the extent lawful: (i) accept or cause a third party to accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; (ii) deposit or cause a third party to deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and (iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased and that all conditions precedent to the Change of Control Offer and to the repurchase by the Company of Notes pursuant to the Change of Control Offer have been complied with.

A3-6

The Company shall not be required to make a Change of Control Offer with respect to the Notes if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer.

The Company shall comply in all material respects with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the purchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of such conflicts.

The indebtedness evidenced by this Note is, to the extent provided in the Indenture, the unsecured, unsubordinated obligation of the Company and will rank equally in right of payment to all of the Company’s existing and future unsecured, unsubordinated indebtedness. This Note will, to the extent provided in the First Supplemental Indenture, be guaranteed, jointly and severally, by each of the Guarantors party to the First Supplemental Indenture on an unsecured, unsubordinated basis. This Note may hereafter be entitled to certain other Guarantees made for the benefit of the Holders. Reference is made to Article 7 of the First Supplemental Indenture for terms relating to such Guarantees, including the release, termination and discharge thereof. Neither the Company nor any Guarantor shall be required to make any notation on this Note to reflect any Guarantee or any such release, termination or discharge. Any payment in respect of the Guarantees that the Holders shall be entitled to is subject to the terms of the Intercreditor Agreement (as defined in the Indenture).

The Notes are initially limited to $400,000,000 aggregate principal amount. The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes ranking equally and ratably with the Notes in all respects (other than the issue price, the date of the issuance, the payment of interest accruing prior to the issue date of such additional Notes and the first payment of interest following the issue date of such additional Notes), provided that if the additional Notes are not fungible with the existing Securities for United States federal income tax purposes, the additional Notes will have a separate CUSIP number. Any such additional Notes shall be consolidated and form a single series with the Notes initially issued, including for purposes of voting and redemptions.

The Notes are not entitled to the benefit of any sinking fund.

A3-7

The Indenture imposes certain limitations on the ability of the Company to, among other things, merge or consolidate with any other Person, and requires that the Company comply with certain further covenants, such as Limitations on Liens and Limitations on Sale and Leaseback as further described in the Indenture, all of which are applicable to this Note. All such covenants and limitations are subject to a number of important qualifications and exceptions.

The Indenture contains provisions for the defeasance at any time of (a) the entire indebtedness on this Note and (b) certain restrictive covenants and the related defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

If an Event of Default with respect to Notes shall occur and be continuing, the principal of the Notes may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions permitting, with certain exceptions therein provided, the Company and the Trustee, without the consent of any of the Holders of the outstanding Notes, to modify and amend the Indenture for the purpose of, among other things, curing any ambiguity, defect or inconsistency.

The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the outstanding Notes, on behalf of the Holders of all Notes, to waive any past default or Event of Default with respect to the Notes and its consequences, except a default in the payment of the principal of or interest on any of the Notes or in respect of a covenant or other provision which, under the terms of the Indenture, cannot be modified or amended without the consent of the Holder of each outstanding Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the currency, herein prescribed.

No director, officer, employee, incorporator or stockholder, as such, of the Company, any Guarantor or any other obligor in respect of any Note or any Subsidiary of any thereof shall have any liability for any obligation of the Company, any Guarantor or any other obligor in respect of any Note under the Indenture, the Notes or any Guarantee, or for any claim based on, in respect of, or by reason of, any such obligation or its creation. Each Holder, by accepting this Note, hereby waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the

A3-8

Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All capitalized terms used in this Note which are not defined herein shall have the meanings assigned to them in the Indenture.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

*        *        *

A3-9

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $        principal amount of [    ]% Notes due [                    ] held in (check applicable space)      book-entry or      definitive form by                                                               (the “Transferor”).

The Transferor (check one box below):

☐	has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Note held by the Depository a Note or Notes in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Note (or the portion thereof indicated above); or

☐	has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act of 1933, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW:

(1)	☐	to the Company; or

(2)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or

(3)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(4)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(5)	☐	pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

A3-10

Prior to the expiration of the period referred to in Rule 144(k), unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information satisfactory to the Company and the Trustee to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

[INSERT NAME OF TRANSFEROR]

Dated:

By:

A3-11

SCHEDULE OF EXCHANGES

The following exchanges of a part of this Book-Entry Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book-Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Security Custodian

A3-12

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                          as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature*:

By:
Name:
Title:

Sign exactly as your name appears on the other side of this Security.

*Signature Guaranteed:

*	NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in Security Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A3-13

EXHIBIT A-4 – Form of 3.500% Notes due 2025

THE J. M. SMUCKER COMPANY

3.500% Notes due 2025

No.	$

CUSIP No.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY, OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC” OR THE “DEPOSITORY”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INSOMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY, ON ITS OWN BEHALF OR ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”))

A4-1

OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN “OFFSHORE TRANSACTION” PURSUANT TO RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), (2) AGREES THAT IT WILL NOT, PRIOR TO THE DATE THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR][IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) AND THE LAST DATE ON WHICH THE J. M. SMUCKER COMPANY (THE “COMPANY”) OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY OR ANY PREDECESSOR OF THIS SECURITY, OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) or (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE INDENTURE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE.

[Restricted Notes Legend for Notes Offered in Reliance on Regulation S]:

BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

A4-2

[Definitive Notes Legend]:

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH REGISTRAR AND TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

THE J. M. SMUCKER COMPANY

3.500% Note due 2025

No.: [—]	CUSIP No.: [—]
$[—]

THE J. M. SMUCKER COMPANY, an Ohio corporation (the “Company”, which term includes any successor corporation), for value received promises to pay to CEDE & CO., or registered assigns, the principal sum of $[—] on March 15, 2025, unless earlier redeemed as herein provided.

Interest Payment Dates: March 15 and September 15 (each, an “Interest Payment Date”), commencing on September 15, 2015.

Interest Record Dates: March 1 and September 1 (each, an “Interest Record Date”).

Payment of the principal of and interest on this Note shall be made at the office or agency of the Trustee maintained for that purpose in St. Paul, Minnesota, in such currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, for so long as the Notes are represented in global form by one or more Global Notes, all payments of principal of and interest shall be made by wire transfer of immediately available funds to the Depository or its nominee, as the case may be, as the registered owner of the Global Security representing such Notes.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

A4-3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

THE J. M. SMUCKER COMPANY

By:
Name:
Title:

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

Dated: March 20, 2015

A4-4

[REVERSE OF NOTE]

This Note is one of the duly authorized securities of the Company (herein called the “Notes”) issued and to be issued in one or more series under an Indenture dated as of March 20, 2015 (the “Base Indenture”), as amended by a First Supplemental Indenture dated as of March 20, 2015 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company, the guarantors party thereto (the “Guarantors”) and U.S. Bank National Association, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of Notes represented hereby), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is a Global Note representing the Company’s 3.500% Notes due 2025 in the aggregate principal amount of $1,000,000,000.

The amount of interest payable on any interest payment date shall be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on such interest payment date.

The Notes are issuable only in fully registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 above that amount. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

The Notes shall be redeemable, at the option of the Company, at any time and from time to time, in whole or in part, on not less than 30 nor more than 60 days’ prior notice mailed to the Holders of the Notes, with a copy provided to the Trustee. The Notes shall be redeemable at a Redemption Price, to be calculated by the Company, equal to the greater of (i) 100% of the principal amount of such Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including interest accrued to the date of redemption), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, plus, in each case, accrued and unpaid interest on the Notes to be redeemed to the Redemption Date.

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On and after any Redemption Date, interest will cease to accrue on the Notes called for redemption. On or before the Redemption Date, the Company shall deposit with the Trustee or with one or more paying agents an amount of money sufficient to redeem on the Redemption Date all of the Notes so called for redemption at the appropriate Redemption Price, together with accrued interest to the date fixed for redemption. If the Company is redeeming less than all of the Notes, the Trustee shall select, in such manner as it shall deem appropriate and fair, the Notes to be redeemed in whole or in part.

Upon the occurrence of a Change of Control Triggering Event with respect to the Notes, unless the Company has exercised its right to redeem the Notes as described above by giving irrevocable notice to the Trustee in accordance with the Indenture, each Holder of Notes shall have the right to require the Company to purchase all or a portion of such Holder’s Notes pursuant to the offer described below (the “Change of Control Offer”), at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to but not including the date of purchase (the “Change of Control Payment”), subject to the rights of Holders of Notes on the relevant record date to receive interest due on the relevant interest payment date.

Unless the Company has exercised its right to redeem the Notes, within 30 days following the date upon which the Change of Control Triggering Event occurs with respect to the Notes or at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company shall be required to send, by first class mail, a notice to each Holder of Notes, with a copy to the Trustee, which notice shall describe the terms of the Change of Control Offer. Such notice shall state, among other things, the transaction or transactions that constitute or may constitute the Change of Control and offering to repurchase the Notes if this series and the purchase date, which must be no earlier than 30 days and no later than 60 days from the date such notice is mailed, other than as may be required by law (the “Change of Control Payment Date”). The notice, if mailed prior to the date of consummation of the Change of Control, shall state that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company shall, to the extent lawful: (i) accept or cause a third party to accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; (ii) deposit or cause a third party to deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and (iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased and that all conditions precedent to the Change of Control Offer and to the repurchase by the Company of Notes pursuant to the Change of Control Offer have been complied with.

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The Company shall not be required to make a Change of Control Offer with respect to the Notes if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer.

The Company shall comply in all material respects with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the purchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of such conflicts.

The indebtedness evidenced by this Note is, to the extent provided in the Indenture, the unsecured, unsubordinated obligation of the Company and will rank equally in right of payment to all of the Company’s existing and future unsecured, unsubordinated indebtedness. This Note will, to the extent provided in the First Supplemental Indenture, be guaranteed, jointly and severally, by each of the Guarantors party to the First Supplemental Indenture on an unsecured, unsubordinated basis. This Note may hereafter be entitled to certain other Guarantees made for the benefit of the Holders. Reference is made to Article 7 of the First Supplemental Indenture for terms relating to such Guarantees, including the release, termination and discharge thereof. Neither the Company nor any Guarantor shall be required to make any notation on this Note to reflect any Guarantee or any such release, termination or discharge. Any payment in respect of the Guarantees that the Holders shall be entitled to is subject to the terms of the Intercreditor Agreement (as defined in the Indenture).

The Notes are initially limited to $1,000,000,000 aggregate principal amount. The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes ranking equally and ratably with the Notes in all respects (other than the issue price, the date of the issuance, the payment of interest accruing prior to the issue date of such additional Notes and the first payment of interest following the issue date of such additional Notes), provided that if the additional Notes are not fungible with the existing Securities for United States federal income tax purposes, the additional Notes will have a separate CUSIP number. Any such additional Notes shall be consolidated and form a single series with the Notes initially issued, including for purposes of voting and redemptions.

The Notes are not entitled to the benefit of any sinking fund.

A4-7

In the event (i) the consummation of the BAG Acquisition does not occur on or prior to August 3, 2015 (the “End Date”) or (ii) the Company notifies the Trustee that the BAG Merger Agreement has been terminated in accordance with its terms prior to the consummation of the BAG Acquisition (the earlier of the date of delivery of such notice and the End Date, the “Acquisition Deadline”), the Company shall redeem all and not less than all of the Notes then outstanding (the “special mandatory redemption”) by a date no later than 10 days after the Acquisition Deadline (the “special mandatory redemption date”) at a Redemption Price equal to 101% of the aggregate principal amount of the of such Notes, plus accrued and unpaid interest, if any, to, but excluding the special mandatory redemption date (the “special mandatory redemption price”).

The Company shall promptly, and in any event not more than three Business Days after the Acquisition Deadline, deliver notice of the special mandatory redemption to the Trustee, who shall then promptly deliver such notice to each holder of Notes at its registered address. If funds sufficient to pay the special mandatory redemption price of the Notes on the special mandatory redemption date are deposited with the Trustee or a Paying Agent on or before such special mandatory redemption date, then on and after such special mandatory redemption date, the Notes shall cease to bear interest and the Indenture shall be discharged and cease to be of further effect as to all Notes.

The Indenture imposes certain limitations on the ability of the Company to, among other things, merge or consolidate with any other Person, and requires that the Company comply with certain further covenants, such as Limitations on Liens and Limitations on Sale and Leaseback as further described in the Indenture, all of which are applicable to this Note. All such covenants and limitations are subject to a number of important qualifications and exceptions.

The Indenture contains provisions for the defeasance at any time of (a) the entire indebtedness on this Note and (b) certain restrictive covenants and the related defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

If an Event of Default with respect to Notes shall occur and be continuing, the principal of the Notes may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions permitting, with certain exceptions therein provided, the Company and the Trustee, without the consent of any of the Holders of the outstanding Notes, to modify and amend the Indenture for the purpose of, among other things, curing any ambiguity, defect or inconsistency.

The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the outstanding Notes, on behalf of the Holders of all Notes, to waive any past default or Event of Default with respect to

A4-8

the Notes and its consequences, except a default in the payment of the principal of or interest on any of the Notes or in respect of a covenant or other provision which, under the terms of the Indenture, cannot be modified or amended without the consent of the Holder of each outstanding Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the currency, herein prescribed.

No director, officer, employee, incorporator or stockholder, as such, of the Company, any Guarantor or any other obligor in respect of any Note or any Subsidiary of any thereof shall have any liability for any obligation of the Company, any Guarantor or any other obligor in respect of any Note under the Indenture, the Notes or any Guarantee, or for any claim based on, in respect of, or by reason of, any such obligation or its creation. Each Holder, by accepting this Note, hereby waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All capitalized terms used in this Note which are not defined herein shall have the meanings assigned to them in the Indenture.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

*        *        *

A4-9

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $         principal amount of [    ]% Notes due [                    ] held in (check applicable space)      book-entry or      definitive form by                                                               (the “Transferor”).

The Transferor (check one box below):

☐	has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Note held by the Depository a Note or Notes in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Note (or the portion thereof indicated above); or

☐	has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act of 1933, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW:

(1)	☐	to the Company; or

(2)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or

(3)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(4)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(5)	☐	pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

A4-10

Prior to the expiration of the period referred to in Rule 144(k), unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information satisfactory to the Company and the Trustee to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

[INSERT NAME OF TRANSFEROR]

Dated:

By:

A4-11

SCHEDULE OF EXCHANGES

The following exchanges of a part of this Book-Entry Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book-Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Security Custodian

A4-12

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                          as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature*:

By:
Name:
Title:

Sign exactly as your name appears on the other side of this Security.

*Signature Guaranteed:

*	NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in Security Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A4-13

EXHIBIT A5 – Form of 4.250% Notes due 2035

THE J. M. SMUCKER COMPANY

4.250% Notes due 2035

No.	$

CUSIP No.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY, OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC” OR THE “DEPOSITORY”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INSOMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY, ON ITS OWN BEHALF OR ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”))

A5-1

OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN “OFFSHORE TRANSACTION” PURSUANT TO RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), (2) AGREES THAT IT WILL NOT, PRIOR TO THE DATE THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR][IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) AND THE LAST DATE ON WHICH THE J. M. SMUCKER COMPANY (THE “COMPANY”) OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY OR ANY PREDECESSOR OF THIS SECURITY, OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) or (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE INDENTURE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE.

[Restricted Notes Legend for Notes Offered in Reliance on Regulation S]:

BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

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[Definitive Notes Legend]:

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH REGISTRAR AND TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

THE J. M. SMUCKER COMPANY

4.250% Note due 2035

No.: [—]	CUSIP No.: [—]
$[—]

THE J. M. SMUCKER COMPANY, an Ohio corporation (the “Company”, which term includes any successor corporation), for value received promises to pay to CEDE & CO., or registered assigns, the principal sum of $[—] on March 15, 2035, unless earlier redeemed as herein provided.

Interest Payment Dates: March 15 and September 15 (each, an “Interest Payment Date”), commencing on September 15, 2015.

Interest Record Dates: March 1 and September 1 (each, an “Interest Record Date”).

Payment of the principal of and interest on this Note shall be made at the office or agency of the Trustee maintained for that purpose in St. Paul, Minnesota, in such currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, for so long as the Notes are represented in global form by one or more Global Notes, all payments of principal of and interest shall be made by wire transfer of immediately available funds to the Depository or its nominee, as the case may be, as the registered owner of the Global Security representing such Notes.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

A5-3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

THE J. M. SMUCKER COMPANY

By:
Name:
Title:

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

Dated: March 20, 2015

A5-4

[REVERSE OF NOTE]

This Note is one of the duly authorized securities of the Company (herein called the “Notes”) issued and to be issued in one or more series under an Indenture dated as of March 20, 2015 (the “Base Indenture”), as amended by a First Supplemental Indenture dated as of March 20, 2015 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company, the guarantors party thereto (the “Guarantors”) and U.S. Bank National Association, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of Notes represented hereby), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is a Global Note representing the Company’s 4.250% Notes due 2035 in the aggregate principal amount of $650,000,000.

The amount of interest payable on any interest payment date shall be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on such interest payment date.

The Notes are issuable only in fully registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 above that amount. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

The Notes shall be redeemable, at the option of the Company, at any time and from time to time, in whole or in part, on not less than 30 nor more than 60 days’ prior notice mailed to the Holders of the Notes, with a copy provided to the Trustee. The Notes shall be redeemable at a Redemption Price, to be calculated by the Company, equal to the greater of (i) 100% of the principal amount of such Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including interest accrued to the date of redemption), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, plus, in each case, accrued and unpaid interest on the Notes to be redeemed to the Redemption Date.

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On and after any Redemption Date, interest will cease to accrue on the Notes called for redemption. On or before the Redemption Date, the Company shall deposit with the Trustee or with one or more paying agents an amount of money sufficient to redeem on the Redemption Date all of the Notes so called for redemption at the appropriate Redemption Price, together with accrued interest to the date fixed for redemption. If the Company is redeeming less than all of the Notes, the Trustee shall select, in such manner as it shall deem appropriate and fair, the Notes to be redeemed in whole or in part.

Upon the occurrence of a Change of Control Triggering Event with respect to the Notes, unless the Company has exercised its right to redeem the Notes as described above by giving irrevocable notice to the Trustee in accordance with the Indenture, each Holder of Notes shall have the right to require the Company to purchase all or a portion of such Holder’s Notes pursuant to the offer described below (the “Change of Control Offer”), at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to but not including the date of purchase (the “Change of Control Payment”), subject to the rights of Holders of Notes on the relevant record date to receive interest due on the relevant interest payment date.

Unless the Company has exercised its right to redeem the Notes, within 30 days following the date upon which the Change of Control Triggering Event occurs with respect to the Notes or at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company shall be required to send, by first class mail, a notice to each Holder of Notes, with a copy to the Trustee, which notice shall describe the terms of the Change of Control Offer. Such notice shall state, among other things, the transaction or transactions that constitute or may constitute the Change of Control and offering to repurchase the Notes if this series and the purchase date, which must be no earlier than 30 days and no later than 60 days from the date such notice is mailed, other than as may be required by law (the “Change of Control Payment Date”). The notice, if mailed prior to the date of consummation of the Change of Control, shall state that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company shall, to the extent lawful: (i) accept or cause a third party to accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; (ii) deposit or cause a third party to deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and (iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased and that all conditions precedent to the Change of Control Offer and to the repurchase by the Company of Notes pursuant to the Change of Control Offer have been complied with.

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The Company shall not be required to make a Change of Control Offer with respect to the Notes if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer.

The Company shall comply in all material respects with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the purchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of such conflicts.

The indebtedness evidenced by this Note is, to the extent provided in the Indenture, the unsecured, unsubordinated obligation of the Company and will rank equally in right of payment to all of the Company’s existing and future unsecured, unsubordinated indebtedness. This Note will, to the extent provided in the First Supplemental Indenture, be guaranteed, jointly and severally, by each of the Guarantors party to the First Supplemental Indenture on an unsecured, unsubordinated basis. This Note may hereafter be entitled to certain other Guarantees made for the benefit of the Holders. Reference is made to Article 7 of the First Supplemental Indenture for terms relating to such Guarantees, including the release, termination and discharge thereof. Neither the Company nor any Guarantor shall be required to make any notation on this Note to reflect any Guarantee or any such release, termination or discharge. Any payment in respect of the Guarantees that the Holders shall be entitled to is subject to the terms of the Intercreditor Agreement (as defined in the Indenture).

The Notes are initially limited to $650,000,000 aggregate principal amount. The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes ranking equally and ratably with the Notes in all respects (other than the issue price, the date of the issuance, the payment of interest accruing prior to the issue date of such additional Notes and the first payment of interest following the issue date of such additional Notes), provided that if the additional Notes are not fungible with the existing Securities for United States federal income tax purposes, the additional Notes will have a separate CUSIP number. Any such additional Notes shall be consolidated and form a single series with the Notes initially issued, including for purposes of voting and redemptions.

The Notes are not entitled to the benefit of any sinking fund.

A5-7

In the event (i) the consummation of the BAG Acquisition does not occur on or prior to August 3, 2015 (the “End Date”) or (ii) the Company notifies the Trustee that the BAG Merger Agreement has been terminated in accordance with its terms prior to the consummation of the BAG Acquisition (the earlier of the date of delivery of such notice and the End Date, the “Acquisition Deadline”), the Company shall redeem all and not less than all of the Notes then outstanding (the “special mandatory redemption”) by a date no later than 10 days after the Acquisition Deadline (the “special mandatory redemption date”) at a Redemption Price equal to 101% of the aggregate principal amount of the of such Notes, plus accrued and unpaid interest, if any, to, but excluding the special mandatory redemption date (the “special mandatory redemption price”).

The Company shall promptly, and in any event not more than three Business Days after the Acquisition Deadline, deliver notice of the special mandatory redemption to the Trustee, who shall then promptly deliver such notice to each holder of Notes at its registered address. If funds sufficient to pay the special mandatory redemption price of the Notes on the special mandatory redemption date are deposited with the Trustee or a Paying Agent on or before such special mandatory redemption date, then on and after such special mandatory redemption date, the Notes shall cease to bear interest and the Indenture shall be discharged and cease to be of further effect as to all Notes.

The Indenture imposes certain limitations on the ability of the Company to, among other things, merge or consolidate with any other Person, and requires that the Company comply with certain further covenants, such as Limitations on Liens and Limitations on Sale and Leaseback as further described in the Indenture, all of which are applicable to this Note. All such covenants and limitations are subject to a number of important qualifications and exceptions.

The Indenture contains provisions for the defeasance at any time of (a) the entire indebtedness on this Note and (b) certain restrictive covenants and the related defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

If an Event of Default with respect to Notes shall occur and be continuing, the principal of the Notes may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions permitting, with certain exceptions therein provided, the Company and the Trustee, without the consent of any of the Holders of the outstanding Notes, to modify and amend the Indenture for the purpose of, among other things, curing any ambiguity, defect or inconsistency.

The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the outstanding Notes, on behalf of the Holders of all Notes, to waive any past default or Event of Default with respect to

A5-8

the Notes and its consequences, except a default in the payment of the principal of or interest on any of the Notes or in respect of a covenant or other provision which, under the terms of the Indenture, cannot be modified or amended without the consent of the Holder of each outstanding Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the currency, herein prescribed.

No director, officer, employee, incorporator or stockholder, as such, of the Company, any Guarantor or any other obligor in respect of any Note or any Subsidiary of any thereof shall have any liability for any obligation of the Company, any Guarantor or any other obligor in respect of any Note under the Indenture, the Notes or any Guarantee, or for any claim based on, in respect of, or by reason of, any such obligation or its creation. Each Holder, by accepting this Note, hereby waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All capitalized terms used in this Note which are not defined herein shall have the meanings assigned to them in the Indenture.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

*        *        *

A5-9

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $         principal amount of [    ]% Notes due [                    ] held in (check applicable space)      book-entry or      definitive form by                                                              (the “Transferor”).

The Transferor (check one box below):

☐	has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Note held by the Depository a Note or Notes in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Note (or the portion thereof indicated above); or

☐	has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act of 1933, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW:

(1)	☐	to the Company; or

(2)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or

(3)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(4)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(5)	☐	pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

A5-10

Prior to the expiration of the period referred to in Rule 144(k), unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information satisfactory to the Company and the Trustee to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

[INSERT NAME OF TRANSFEROR]

Dated:

By:

A5-11

SCHEDULE OF EXCHANGES

The following exchanges of a part of this Book-Entry Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book-Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Security Custodian

A5-12

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                          as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature*:

By:
Name:
Title:

Sign exactly as your name appears on the other side of this Security.

*Signature Guaranteed:

*	NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in Security Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A5-13

EXHIBIT A-6 – Form of 4.375% Notes due 2045

THE J. M. SMUCKER COMPANY

4.375% Notes due 2045

No.	$

CUSIP No.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY, OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC” OR THE “DEPOSITORY”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INSOMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY, ON ITS OWN BEHALF OR ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”))

A6-1

OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN “OFFSHORE TRANSACTION” PURSUANT TO RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), (2) AGREES THAT IT WILL NOT, PRIOR TO THE DATE THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR][IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) AND THE LAST DATE ON WHICH THE J. M. SMUCKER COMPANY (THE “COMPANY”) OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY OR ANY PREDECESSOR OF THIS SECURITY, OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) or (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE INDENTURE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE.

[Restricted Notes Legend for Notes Offered in Reliance on Regulation S]:

BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

A6-2

[Definitive Notes Legend]:

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH REGISTRAR AND TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

THE J. M. SMUCKER COMPANY

4.375% Note due 2045

No.: [—]	CUSIP No.: [—]
$[—]

THE J. M. SMUCKER COMPANY, an Ohio corporation (the “Company”, which term includes any successor corporation), for value received promises to pay to CEDE & CO., or registered assigns, the principal sum of $[—] on March 15, 2045, unless earlier redeemed as herein provided.

Interest Payment Dates: March 15 and September 15 (each, an “Interest Payment Date”), commencing on September 15, 2015.

Interest Record Dates: March 1 and September 1 (each, an “Interest Record Date”).

Payment of the principal of and interest on this Note shall be made at the office or agency of the Trustee maintained for that purpose in St. Paul, Minnesota, in such currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, for so long as the Notes are represented in global form by one or more Global Notes, all payments of principal of and interest shall be made by wire transfer of immediately available funds to the Depository or its nominee, as the case may be, as the registered owner of the Global Security representing such Notes.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

A6-3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

THE J. M. SMUCKER COMPANY

By:
Name:
Title:

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

Dated: March 20, 2015

A6-4

[REVERSE OF NOTE]

This Note is one of the duly authorized securities of the Company (herein called the “Notes”) issued and to be issued in one or more series under an Indenture dated as of March 20, 2015 (the “Base Indenture”), as amended by a First Supplemental Indenture dated as of March 20, 2015 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company, the guarantors party thereto (the “Guarantors”) and U.S. Bank National Association, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of Notes represented hereby), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is a Global Note representing the Company’s 4.375% Notes due 2045 in the aggregate principal amount of $600,000,000.

The amount of interest payable on any interest payment date shall be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on such interest payment date.

The Notes are issuable only in fully registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 above that amount. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

The Notes shall be redeemable, at the option of the Company, at any time and from time to time, in whole or in part, on not less than 30 nor more than 60 days’ prior notice mailed to the Holders of the Notes, with a copy provided to the Trustee. The Notes shall be redeemable at a Redemption Price, to be calculated by the Company, equal to the greater of (i) 100% of the principal amount of such Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including interest accrued to the date of redemption), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, plus, in each case, accrued and unpaid interest on the Notes to be redeemed to the Redemption Date.

A6-5

On and after any Redemption Date, interest will cease to accrue on the Notes called for redemption. On or before the Redemption Date, the Company shall deposit with the Trustee or with one or more paying agents an amount of money sufficient to redeem on the Redemption Date all of the Notes so called for redemption at the appropriate Redemption Price, together with accrued interest to the date fixed for redemption. If the Company is redeeming less than all of the Notes, the Trustee shall select, in such manner as it shall deem appropriate and fair, the Notes to be redeemed in whole or in part.

Upon the occurrence of a Change of Control Triggering Event with respect to the Notes, unless the Company has exercised its right to redeem the Notes as described above by giving irrevocable notice to the Trustee in accordance with the Indenture, each Holder of Notes shall have the right to require the Company to purchase all or a portion of such Holder’s Notes pursuant to the offer described below (the “Change of Control Offer”), at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to but not including the date of purchase (the “Change of Control Payment”), subject to the rights of Holders of Notes on the relevant record date to receive interest due on the relevant interest payment date.

Unless the Company has exercised its right to redeem the Notes, within 30 days following the date upon which the Change of Control Triggering Event occurs with respect to the Notes or at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company shall be required to send, by first class mail, a notice to each Holder of Notes, with a copy to the Trustee, which notice shall describe the terms of the Change of Control Offer. Such notice shall state, among other things, the transaction or transactions that constitute or may constitute the Change of Control and offering to repurchase the Notes if this series and the purchase date, which must be no earlier than 30 days and no later than 60 days from the date such notice is mailed, other than as may be required by law (the “Change of Control Payment Date”). The notice, if mailed prior to the date of consummation of the Change of Control, shall state that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company shall, to the extent lawful: (i) accept or cause a third party to accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; (ii) deposit or cause a third party to deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and (iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased and that all conditions precedent to the Change of Control Offer and to the repurchase by the Company of Notes pursuant to the Change of Control Offer have been complied with.

A6-6

The Company shall not be required to make a Change of Control Offer with respect to the Notes if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer.

The Company shall comply in all material respects with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the purchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of such conflicts.

The indebtedness evidenced by this Note is, to the extent provided in the Indenture, the unsecured, unsubordinated obligation of the Company and will rank equally in right of payment to all of the Company’s existing and future unsecured, unsubordinated indebtedness. This Note will, to the extent provided in the First Supplemental Indenture, be guaranteed, jointly and severally, by each of the Guarantors party to the First Supplemental Indenture on an unsecured, unsubordinated basis. This Note may hereafter be entitled to certain other Guarantees made for the benefit of the Holders. Reference is made to Article 7 of the First Supplemental Indenture for terms relating to such Guarantees, including the release, termination and discharge thereof. Neither the Company nor any Guarantor shall be required to make any notation on this Note to reflect any Guarantee or any such release, termination or discharge. Any payment in respect of the Guarantees that the Holders shall be entitled to is subject to the terms of the Intercreditor Agreement (as defined in the Indenture).

The Notes are initially limited to $600,000,000 aggregate principal amount. The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes ranking equally and ratably with the Notes in all respects (other than the issue price, the date of the issuance, the payment of interest accruing prior to the issue date of such additional Notes and the first payment of interest following the issue date of such additional Notes), provided that if the additional Notes are not fungible with the existing Securities for United States federal income tax purposes, the additional Notes will have a separate CUSIP number. Any such additional Notes shall be consolidated and form a single series with the Notes initially issued, including for purposes of voting and redemptions.

The Notes are not entitled to the benefit of any sinking fund.

A6-7

In the event (i) the consummation of the BAG Acquisition does not occur on or prior to August 3, 2015 (the “End Date”) or (ii) the Company notifies the Trustee that the BAG Merger Agreement has been terminated in accordance with its terms prior to the consummation of the BAG Acquisition (the earlier of the date of delivery of such notice and the End Date, the “Acquisition Deadline”), the Company shall redeem all and not less than all of the Notes then outstanding (the “special mandatory redemption”) by a date no later than 10 days after the Acquisition Deadline (the “special mandatory redemption date”) at a Redemption Price equal to 101% of the aggregate principal amount of the of such Notes, plus accrued and unpaid interest, if any, to, but excluding the special mandatory redemption date (the “special mandatory redemption price”).

The Company shall promptly, and in any event not more than three Business Days after the Acquisition Deadline, deliver notice of the special mandatory redemption to the Trustee, who shall then promptly deliver such notice to each holder of Notes at its registered address. If funds sufficient to pay the special mandatory redemption price of the Notes on the special mandatory redemption date are deposited with the Trustee or a Paying Agent on or before such special mandatory redemption date, then on and after such special mandatory redemption date, the Notes shall cease to bear interest and the Indenture shall be discharged and cease to be of further effect as to all Notes.

The Indenture imposes certain limitations on the ability of the Company to, among other things, merge or consolidate with any other Person, and requires that the Company comply with certain further covenants, such as Limitations on Liens and Limitations on Sale and Leaseback as further described in the Indenture, all of which are applicable to this Note. All such covenants and limitations are subject to a number of important qualifications and exceptions.

The Indenture contains provisions for the defeasance at any time of (a) the entire indebtedness on this Note and (b) certain restrictive covenants and the related defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

If an Event of Default with respect to Notes shall occur and be continuing, the principal of the Notes may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions permitting, with certain exceptions therein provided, the Company and the Trustee, without the consent of any of the Holders of the outstanding Notes, to modify and amend the Indenture for the purpose of, among other things, curing any ambiguity, defect or inconsistency.

The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the outstanding Notes, on behalf of the Holders of all Notes, to waive any past default or Event of Default with respect to

A6-8

the Notes and its consequences, except a default in the payment of the principal of or interest on any of the Notes or in respect of a covenant or other provision which, under the terms of the Indenture, cannot be modified or amended without the consent of the Holder of each outstanding Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the currency, herein prescribed.

No director, officer, employee, incorporator or stockholder, as such, of the Company, any Guarantor or any other obligor in respect of any Note or any Subsidiary of any thereof shall have any liability for any obligation of the Company, any Guarantor or any other obligor in respect of any Note under the Indenture, the Notes or any Guarantee, or for any claim based on, in respect of, or by reason of, any such obligation or its creation. Each Holder, by accepting this Note, hereby waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All capitalized terms used in this Note which are not defined herein shall have the meanings assigned to them in the Indenture.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

*        *        *

A6-9

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $        principal amount of [    ]% Notes due [                    ] held in (check applicable space)     book-entry or      definitive form by                                                              (the “Transferor”).

The Transferor (check one box below):

☐	has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Note held by the Depository a Note or Notes in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Note (or the portion thereof indicated above); or

☐	has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act of 1933, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW:

(1)	☐	to the Company; or

(2)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or

(3)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(4)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(5)	☐	pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

A6-10

Prior to the expiration of the period referred to in Rule 144(k), unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information satisfactory to the Company and the Trustee to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

[INSERT NAME OF TRANSFEROR]

Dated:

By:

A6-11

SCHEDULE OF EXCHANGES

The following exchanges of a part of this Book-Entry Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book-Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Security Custodian

A6-12

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                         as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature*:

By:
Name:
Title:

Sign exactly as your name appears on the other side of this Security.

*Signature Guaranteed:

*	NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in Security Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

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EXHIBIT B

[Form of Supplemental Indenture in Respect of Subsidiary Guarantees]

SUPPLEMENTAL INDENTURE, dated as of             , 20    (this “Supplemental Indenture”), among [name of Guarantor(s)] (the “Guarantor(s)”), The J. M. Smucker Company, an Ohio corporation (the “Company”), and each other then-existing Guarantor under the Indenture referred to below (the “Existing Guarantors”), and U.S. Bank National Association, a national banking association, as Trustee under the Indenture referred to below.

RECITALS

WHEREAS, the Company, any Existing Guarantors and the Trustee have heretofore become parties to, or by supplemental indenture have become parties to, an Indenture, dated as of March 20, 2015 (the “Base Indenture” and, as supplemented by the First Supplemental Indenture (the “First Supplemental Indenture”), dated as of March 20, 2015, the “Indenture”), providing for the issuance of 1.750% Notes due 2018, 2.500% Notes due 2020, 3.000% Notes due 2022, 3.500% Notes due 2025, 4.250% Notes due 2035 and 4.375% Notes due 2045 of the Company (the “Notes”);

WHEREAS, Section 7.06 of the First Supplemental Indenture provides that the Company is required to cause the Guarantor[s] to execute and deliver to the Trustee a supplemental indenture evidencing its guarantee of the punctual payment when due of all monetary obligations of the Company under the Indenture (with respect to the Notes) and the Notes on the terms and conditions set forth herein and in Article 7 of the First Supplemental Indenture;

WHEREAS, each Guarantor desires to enter into such supplemental indenture for good and valuable consideration, including substantial economic benefit in that the financial performance and condition of such Guarantor is dependent on the financial performance and condition of the Company, the obligations hereunder of which such Guarantor has guaranteed; and

WHEREAS, pursuant to Section 9.01 of the Base Indenture, the parties hereto are authorized to execute and deliver this Supplemental Indenture to amend the Indenture, without the consent of any Holder;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantor[s], the Company, the Existing Guarantors and the Trustee mutually covenant and agree for the benefit of the Holders of the Notes as follows:

1. Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

2. Agreement to Guarantee. [The] [Each] Guarantor, as primary obligor and not merely as surety, hereby jointly and severally, irrevocably and fully and unconditionally guarantees to each Holder and to the Trustee and its successor and assigns ([the] [each, a] “Guarantee”) on an unsecured, unsubordinated basis and equal in right of payment to all existing and future unsecured, unsubordinated indebtedness of such Guarantor the punctual payment when due of all monetary obligations of the Company under the Indenture (with respect to the Notes) and the Notes, whether for principal of or interest on the Notes, on the terms and subject to the conditions set forth in Article 7 of the First Supplemental Indenture and agrees to be bound by (and shall be entitled to the benefits of) all other applicable provisions of the Indenture as a Guarantor.

3. Termination, Release and Discharge. [The] [Each] Guarantor’s Guarantee shall terminate and be of no further force or effect, and [the] [each] Guarantor shall be released and discharged from all obligations in respect of such Guarantee, as and when provided in Section 7.03 of the First Supplemental Indenture.

4. Parties. Nothing in this Supplemental Indenture is intended or shall be construed to give any Person, other than the Holders and the Trustee, any legal or equitable right, remedy or claim under or in respect of [the] [each] Guarantor’s Guarantee or any provision contained herein or in Article 7 of the First Supplemental Indenture.

5. Governing Law. This Supplemental Indenture and the Notes shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State, except as may otherwise be required by mandatory provisions of law.

6. Ratification of Indenture; Supplemental Indentures Part of Indenture. The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided. The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

7. Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

8. Headings. The section headings herein are for convenience only and shall not affect the construction hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

[NAME OF GUARANTOR(S)]

By:
Name:
Title:

THE J. M. SMUCKER COMPANY

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION as Trustee

By:
Name:
Title:

EXHIBIT C

[FORM OF ACKNOWLEDGEMENT AND JOINDER TO THE INTERCREDITOR AGREEMENT]

Reference is made to the Third Amended and Restated Intercreditor Agreement dated as of June 11, 2010 (the “Intercreditor Agreement”), among the 2009 Agent, the Additional Primary Senior Debt Holders and the Additional Primary Senior Debt Agents. Capitalized terms used herein have the respective meanings specified in the Intercreditor Agreement.

By its signature below, the undersigned, an Additional Primary Senior Debt Agent referred to in the Intercreditor Agreement hereby agrees to be a party to, and bound by the terms and conditions of, the Intercreditor Agreement and to require the holders of the applicable Additional Primary Debt for which the undersigned serves as the Additional Primary Senior Debt Agent to be bound (and for any assignee thereof to be bound) by the terms and conditions of the Intercreditor Agreement as if it had been an original signatory party thereto (in the capacity as a Lender). Set forth below is the address for notices for the undersigned that is to be set forth in Annex I to the Intercreditor Agreement.

The undersigned hereby represents and warrants to the 2009 Agent, each other Additional Primary Senior Debt Holder (as of the date hereof) and each other Additional Primary Senior Debt Agent (as of the date hereof) that the holders of the notes (each a “Noteholder” and together, the “Noteholders”) issued pursuant to that certain Indenture dated as of March 20, 2015 among the J. M. Smucker Company, U.S. Bank, National Association, as trustee, and the guarantors party thereto and that certain Supplemental Indenture dated as of March 20, 2015 among the J. M. Smucker Company, U.S. Bank, National Association, as trustee, and the guarantors party thereto (together, the “Indenture”) have appointed and designated it as their agent for purposes of this Acknowledgment and Joinder Agreement and the Intercreditor Agreement, and have authorized and directed it to enter into this Acknowledgment and Joinder Agreement for the benefit of each Noteholder and have authorized and directed it to sign this Acknowledgment and Joinder Agreement, to receive all notices, to take all action with respect to this Acknowledgment and Joinder Agreement and the Intercreditor Agreement and to exercise all rights and powers incidental hereto and thereto. The undersigned further represents and warrants to the 2009 Agent, each other Additional Primary Senior Debt Holder (as of the date hereof) and each other Additional Primary Senior Debt Agent (as of the date hereof) that any and all action taken by it in connection with this Acknowledgment and Joinder Agreement and the Intercreditor Agreement shall be done as authorized in the Additional Primary Senior Debt Agreement under which such Additional Primary Debt was issued, and the 2009 Agent, each other Additional Primary Senior Debt Holder (as of the date hereof) and each other Additional Primary Senior Debt Agent (as of the date hereof) shall be entitled to rely upon this representation notwithstanding any transfer at any time of any interest in the Additional Primary Senior Debt Guarantied Obligations.

C-1

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

Notice Address:

C-2